                            [Confidential Treatment]

                                                                  EXHIBIT 10.8



VERITY, INC.                                           VAR AGREEMENT

The VAR:                                    Administrative Contact:_________
  Microtrac Systems, Inc.
  20 Wells Avenue                           Name: Lars D. Perkins
  Newton, Ma. 02159

                                            Title: President
                                            Phone: 617-965-4660
                                            FAX:   617-965-9654
Billing Address:                            Technical Contact:_______________
(if different from above)
_________________________                   Name: CHRIS GUILMARTIN
_________________________                   Address: MICROTRAC
_________________________                   20 WELLS AVE., NEWTON, MA, 02159
_________________________                   Phone: 617-965-4660 x500

ADDENDA & EXHIBITS ATTACHED:

Hardware Addendum                           Maintenance Services Addendum
Product Addendum                            Microtrac Systems Standard
Pricing Addendum                              Restrac License Agreement
                                            International Sublicensing
                                              Addendum

SPECIAL NOTES:



Executed by The VAR:                        Executed by VERITY, INC:

LARS PERKINS                                KATHLEEN A. MURPHY
- --------------------------                  _______________________________
(Authorized Signature)                       (Authorized Signature)

Name: LARS PERKINS                          Name: KATHLEEN A. MURPHY
Title: PRESIDENT                            Title: VP, FINANCE & CFO

The Effective Date of this Agreement is 11/24, 1996.

By signing this Agreement, the parties agree to the terms and conditions of this Agreement.

Verity, Inc. 1550 Plymouth Street, Mountain View, Ca. 91043.

VAR AGREEMENT

Verity and the VAR agree that Verity shall license the VAR to manufacture, market and sublicense versions of Verity's software Products, coupled with an Application Program developed by the VAR, under the following terms and conditions:

I. DEFINITIONS

1.1 PRODUCTS

"Product(s)" shall mean the computer software products listed in the Product Addendum developed and licensed by Verity, or any separable module thereof. "Products" shall be limited to the version of the products current on the Effective Date of this Agreement (as updated and modified pursuant to this Agreement),or if a Product is not available in a certain Hardware/operating system environment on the Effective Date, the applicable version shall be the first version generally made available by Verity on the Hardware/operating system.

"Product(s)" shall refer solely to: (a) the object code computer software product; and (b) written material furnished by Verity in conjunction with the Products including instructions and user guides ("Documentation").

1.2 UPDATES

"Updates" shall be improved releases of the Products which are generally made available at no charge to end users that have entered into support agreements with Verity. Updates shall not include any options or future products which Verity licenses separately.

1.3 HARDWARE

"Hardware" shall mean all computer hardware/operating system combinations on which the Products are generally available, including but not limited to those specified in the Hardware Addendum. For purposes of a particular sublicense grant to an End-User, hardware shall be limited to computer hardware equal to or smaller than the computer hardware specified with reference to the Price List and operating under the same operating system. Size of hardware systems shall be determined by the standard Initial license fee for the Products on such system as set forth in Verity's Price List. The definition of Hardware and Price List shall be modified as appropriate to reflect the availability of Products on new Hardware/operating system environments.

1.4  APPLICATION PROGRAM(S) AND APPLICATION PACKAGE(S)

"Application Program(s)" shall mean the VAR's value added application software described in the Product Addendum with which the Product is to be coupled. The "Application Package(s)" shall mean the Product coupled with the Application Program(s).

1.5 END USER

"End User" shall mean a third party to whom the VAR grants the right to to use the Application Package ("Sublicense").

1.6 PRODUCT SHIPMENT DATE

The "Product Shipment Date" shall be the earlier of (a) the date on which the first Application Package is sublicensed for a fee; or (b) one year from the Effective Date of this Agreement.

II. LICENSES GRANTED

2.1.1 Development of Application

Verity grants the VAR a nonexclusive, nontransferable LICENSE to use and reproduce the Products specified in the Product Addendum in object code form on the types of computer(s) listed in the Hardware Addendum for the following purposes only:

a.       Developing the Application Package(s);
b.       Providing technical support to End Users.
c.       For demonstration and sales purposes as set forth in Section
         2.2.1.1.

In addition to five (5) copies which may be made for development purposes, VAR may make one royalty free copy of the Products solely for VAR's internal archival purposes.

2.1.2 Documentation

Pursuant to this Agreement, the VAR will receive one set of Documentation for the Product. The VAR may purchase extra Documentation at Verity's then-current standard rates.

The VAR shall be responsible for drafting documentation for End Users. The VAR shall have the right to incorporate portions of Verity's Documentation into the VAR's documentation, provided the provisions of Paragraph 11.3 below are complied with. No information shall be made available to End Users which would enable their use of the Product beyond the uses permitted by this Agreement.

2.2 LICENSE TO SUBLICENSE

2.2.1 Sublicensing

Verity hereby grants the VAR a nonexclusive, nontransferable license to reproduce and Sublicense the Products in object code form only as incorporated into the Application Package for use on the Hardware and not on a stand-alone basis. The VAR's rights are restricted to Sublicensing the Products as set forth in the International Sublicensing Addendum attached hereto.

Each Sublicense shall be in the form of a written agreement, substantially in the form shown in the Microtrac Systems, Inc., Standard Restrac License Agreement, attached hereto. Such agreement may be changed through negotiation, provided that the negotiated license offers no less protection to VAR's third party suppliers than is contained in the attached agreement. Upon Verity's request, the VAR shall provide Verity with a copy of the VAR's standard Sublicense agreement. The VAR shall indemnify Verity for all damages caused by the VAR's failure to include required terms in the Sublicense agreement.

This License to Sublicense permits the VAR to:

1. use the Products as incorporated into the Application Package for supervised demonstrations to potential End Users on a royalty-free basis; this shall include use of the Application Package on Hardware in the possession of third parties, if such use is reasonably necessary to marketing the Application Package. If Products are left in the custody of third parties for such demonstrations, such third parties shall execute agreements which restrict use of the Application Package and which protect Verity's proprietary rights in the Products;

2. for each Sublicense granted, make and deliver to the End User an object code copy of the Application Package.

3. use the Products as incorporated into the Application Package for the purposes of product evaluation by End-Users. No more than ten (10) such evaluations shall be on-going at any point in time and the evaluation period shall not exceed sixty (60) days. Prior to the commencement of the evaluation period, the End-User shall execute a written agreement which restricts use of the Application Package and disclaims all warranties associated with the Application Package.

4. use and grant to Hewlett-Packard Company and Johnson & Johnson ("the Customers") the right to use TOPIC standard end-user modules in object code only, in combination with the VAR's product. Should the Customers elect to upgrade to the VAR's Application Package within a period not to exceed nine months from the date of execution of this Agreement, the license fees paid and maintenance fees not yet applied to actual maintenance services shall be credited towards the license and maintenance fees owed upon the licensing of the Application Package to the Customers. The VAR agrees that should the Customers inform VAR of a desire to use TOPIC separately from the VAR's product, the VAR will refer them to Verity.

2.2.2 Marketing Practices

In marketing the Products, the VAR shall:

a. avoid deceptive, misleading, or unethical practices that may be detrimental to Verity or to the Products;

b. not make any representations, warranties, or guarantees to End Users concerning the Products on behalf of Verity;

c. comply with all applicable federal, state, and local laws and regulations in performing its duties with respect to the Products.

2.3 INTERNAL USE LICENSE

At VAR's option, Verity will grant to VAR, subject to the payment of license fees as provided for in the Pricing Addendum, a nonexclusive, worldwide license to load and execute the Products for operation on VAR's internal computer systems for VAR's internal data processing purposes.

2.4 LIMITATIONS ON USE

The VAR shall not use or duplicate the Products for any purpose other than as specified in this Agreement or make the Products available to unauthorized third parties. The VAR may not, unless it acquires an internal use license under
Section 2.3, use the Products for the processing of internal administrative data or customer data. The VAR shall not rent, electronically distribute, or timeshare the Products or market the Products by interactive cable or remote processing services.

The VAR shall use whatever means, both contractual and technical, as it uses to protect the Application Program to control the restricted use of each Product. If the VAR learns that an End User is using the Product beyond the use permitted by its Sublicense, the VAR shall take appropriate steps to enforce or terminate the Sublicense.

The VAR agrees to inform Verity of any known breach of Sublicense terms. If the VAR fails to use reasonable efforts to enforce the terms of any Sublicense agreement in the event of a known breach:

(a) the VAR shall be considered to be in breach of this Agreement; and (b) Verity shall have the right to enforce such Sublicense agreement as a third party beneficiary, and upon Verity's request, the VAR shall assign to Verity any rights in the agreements necessary to enforce the required terms of such agreement(s). The foregoing states Verity's exclusive remedies in the event of a failure by VAR to enforce the terms of any Sublicense in the event of a known breach.

2.5 TITLE

Verity shall retain all title, copyright, and other proprietary rights in the Products. The VAR and its End Users do not acquire any rights in the Product other than those specified in this Agreement. The VAR shall retain exclusive ownership of all rights to the Application Programs.

Verity has sole and exclusive intellectual property rights in the Products and Documentation and all modifications made thereof by Verity.

III. FEES AND PAYMENTS

3.1 DEVELOPMENT LICENSE FEES

Development License fees are specified in the Pricing Addendum.

3.2 SUBLICENSE FEES

For each Sublicense granted by the VAR, the Sublicense fees shall be in the amounts set forth in the Pricing Addendum. The Sublicense fee shall be calculated effective the date the Application Package is shipped by VAR. VAR shall be entitled to a credit against Sublicense fees for cancellations and returns.

The VAR is free to determine unilaterally its own Sublicense fees to its End Users.

If an end User upgrades to a larger computer, the VAR will pay additional Sublicense fees to Verity which are equal to the difference between (a) the Sublicense fee which would be due to Verity if the Sublicense were newly granted, and (b) the original Sublicense fee paid to Verity.

Payment of Sublicense fees due to Verity shall be made no later than thirty (30) days after the end of the calendar quarter in which shipment of the sublicensed Application Package occurred.

3.3 TECHNICAL SUPPORT FEES

Technical Support fees shall be as set forth in the Pricing Addendum.

The Technical Support fees for the Development License and the Internal Use License (if applicable) shall be due on each anniversary of the Effective Date of this Agreement. The initial Technical Support fee for the Development License and the Internal Use License (if applicable) is due on execution of this Agreement. Technical Support fees for additional Development Licenses shall be prorated for the portion of the year remaining from the date the VAR acquires the additional Development License until the next anniversary of the Effective Date of this Agreement.

The Technical Support fees for the cumulative Sublicense fees accrued to Verity under this Agreement shall be due on each anniversary of the Effective Date of this Agreement.

For purposes of calculating cumulative Sublicense fees, such fees shall be deemed to have accrued upon the earlier of when the Application Package is shipped or when the End User is invoiced. The Technical Support fee shall be in consideration for continuation of the services set forth in Paragraph 5.2 below.

VAR will have no obligation to continue to subscribe to Technical Support for the Development License if it ceases distribution of the Products.

3.4 GENERAL PAYMENT TERMS

Except as otherwise provided for herein, all fees shall be paid within thirty
(30) days of invoice.

All payments made to Verity shall be in U.S. dollars and shall be made without deductions based on any sales, use, value-added, or other taxes or withholdings.

The fees listed in this Agreement do not include sales taxes or taxes of any kind. VAR agrees to pay, and to indemnify and hold Verity harmless from, any sales, use, business, occupation, value added, excise or similar tax not based on Verity's net income, as well as the collection and withholding of these taxes, including penalties and interest which Verity may incur to any local, state, federal, foreign or other governmental entity with respect to this Agreement except any payments and interest accrued as a result of Verity's failure to timely remit payments received from VAR to such entities. VAR's obligation to pay the taxes incurred during the term of this Agreement shall survive termination of the Agreement.

Any amounts payable by the VAR hereunder which remain unpaid thirty (30) days after the due date shall be subject to late penalty fees equal to one percent (1.0%) per month from the due date until such amount is paid.

IV. REPORTING

4.1 SUBLICENSE REPORTS

Within thirty (30) days of the last day of each month, the VAR shall send Verity a report detailing for that month:

a. the total number of copies of the Product distributed, as well as the identification of the types of computers on which the copies were installed and location of the Sublicenses (city, state, country);

b.       the Product elements included in each Sublicense;

c.       a detailed account of all revenues due to Verity under this Agreement.

The VAR shall also provide, within ninety (90) days following each Anniversary, the foregoing information as of each anniversary of the Effective Date of this Agreement recapping the previous twelve (12) months.

4.2 RECORDS; INSPECTION

The VAR shall maintain books and records in connection with activity under this Agreement for the term of this Agreement and for at least one year from the date this Agreement terminates or expires. The records that the VAR shall maintain shall include, but are not limited to, executed Sublicense agreements and a list of all the names and addresses of all End Users of the VAR.

Verity's independent auditors may audit the relevant books and records of the VAR to ensure compliance with the terms of this Agreement and shall treat VAR's customer list as confidential information. Such audit shall be conducted during regular business hours at the VAR's offices and shall not interfere unreasonably with the VAR's business activities. Audits shall be made no more than once annually. If such audit reveals that VAR has underpaid fees to Verity, the amount of the fees which have not been paid shall become immediately due and payable. As part of the audit, Verity's independent auditors may inspect executed Sublicense agreements and End User lists.

4.3 NOTICE OF CLAIM/CHANGE OF CONTROL

The VAR will notify Verity promptly in writing of: (a) any claim or proceeding involving the Product that comes to its attention; (b) all claimed or suspected defects in the Products of which VAR becomes aware; and (c) any material change in the management or control of the VAR.

V. TECHNICAL SUPPORT

5.1 THE VAR'S TECHNICAL SUPPORT RESPONSIBILITIES

5.1.1 Installation

The VAR will be responsible for any assistance needed by End Users to install the Product at End User sites, and for providing End Users with initial training and consultations.

5.1.2 Sublicensing Support

The VAR is responsible for direct technical support to its End Users. Any questions from the VAR's End Users will be referred by Verity to the VAR. Direct technical support includes, but is not limited to, (a) documenting problems, (b) error corrections in the Application Program; (c) answering product use questions, and (d) training End Users.

5.2 VERITY TECHNICAL SUPPORT RESPONSIBILITIES

5.2.1 Technical Support Services

Verity will provide the VAR with the following Technical Support services:

a.       Telephone consultation and assistance.

b. Corrections to errors reported to be in the then-current release of the Products, as such corrections become generally available to Verity's other customers in accordance with Verity's Maintenance Service Program, attached hereto.

c. Updates as they become generally available to Verity's other customers.

Verity shall only supply Technical Support services for the then-current and most recent previous major release of the Products licensed hereunder. VAR shall be obligated to incorporate Updates into the Application Package within six (6) months.

The VAR will appoint a specific technical contact person and a back-up staff person to serve as technical contacts for Technical Support purposes.

Verity shall not be obligated to update the Products or to correct all reported errors in the Products.

5.2.2 Cessation of Support Services (Obsolescence)

Verity may elect to discontinue Technical Support for any Products or for any portions thereof due to obsolescence. Should Verity elect to discontinue Technical Support while this Agreement is in effect, the VAR shall receive a copy of the source code that is relevant to the unsupported Product or portion thereof. The source code shall be used by the VAR solely for the purpose of continuing technical support for Sublicenses outstanding and shall be subject to the terms of this Agreement. The VAR shall not provide the source code to any third party. Other than as provided for in this Paragraph 5.2.2, the VAR shall not have access to the source code for the Products.

VI. TERM AND TERMINATION

6.1 INITIAL TERM

This Agreement shall become effective on the Effective Date and shall be valid for three (3) years from the Product Shipment Date, unless the Agreement is earlier terminated as provided below.

Following the initial term, VAR will have the right, at its option, to renew this Agreement for an additional two-year period, subject to all of the terms and conditions hereof, except that Verity may renegotiate the VAR discount level to reflect its then-current standard practices (but the discount will in no event be less than 50%). Such renewal option shall be exercised by written notice given within ninety (90) days prior to the end of the initial term. VAR will have the right to make additional renewals of this Agreement, subject to the renegotiation of terms to reflect Verity's standard business practices in effect at that time.

6.2 TERMINATION OF AGREEMENT

6.2.1 Termination for Breach

Either party may terminate this Agreement prior to the expiration of the term in the event that the other party materially defaults in performing any obligation under this Agreement and such default continues unremedied for a period of thirty (30) days following written notice of default.

6.2.2 Force Majeure

Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by strike, riot, fire, flood, natural disaster, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such condition continues for a period of one hundred eighty (180) days.

6.3 RIGHTS UPON TERMINATION OR EXPIRATION

Upon expiration or termination of this Agreement:

a. Other than as specified in subparagraph b below, all the VAR's rights to market, reproduce, sublicense, and use the Products shall cease.

b. Unless the termination is for breach by the VAR of Verity's proprietary rights in the Products, the VAR may continue using the release of the Products then in the VAR's possession on the computers for which the Development Licenses were granted, solely for the purpose of continuing technical support for Sublicenses granted prior to termination. Such continued use of the Products shall be subject to all the surviving provisions of this Agreement, as specified in paragraph 6.5.

c. Verity shall no longer have any obligation to provide the VAR with Technical Support services. However, upon agreement of both parties, the VAR may arrange to continue Technical Support for the Development Licenses under Verity's then-current policies.

6.4 EFFECT OF EXPIRATION OR TERMINATION

If this Agreement expires or is terminated for any reason, neither party will be liable to the other because of such expiration or termination for compensation, reimbursement, or damages for the loss of prospective profits, anticipated sales, good will, or for expenditures, investments or commitments made in connection with this Agreement. Provided, however, that expiration or termination of this Agreement shall not relieve either party from its liability to pay any fees which have accrued to the other party as of the expiration or termination, or which accrue after such expiration or termination.

Any election to terminate under this Section VI shall not limit either party's right to seek equitable or other appropriate relief relating to the breach.

6.5 SURVIVAL

The parties' rights and obligations under Paragraphs 2.3 and 2.4, and Sections IV ("Reporting"), VI ("Term and Termination"), VII ("Indemnity"), VIII ("Warranty"), IX ("Limitation of Liability") and X ("Indemnification of Verity") shall survive expiration or termination of this Agreement.

VII INDEMNITY

Verity will defend and indemnify the VAR against all claims, demands and liabilities resulting from any claim that the Products licensed and used within the scope of this Agreement infringe a United States or foreign copyright, patent, trademark, trade secret, or other proprietary right, provided however that Verity's total cumulative liability with respect to claims arising under foreign proprietary rights shall be limited to $1,000,000.

VAR agrees to:

a. notify Verity in writing within thirty (30) days of the date VAR receives written notice of the claim;

b. Verity has sole control of the investigation, preparation, defense and all related settlement negotiations; and

c. at Verity's request, provide Verity with all necessary assistance, information, and authority to perform the above; reasonable out-of-pocket expenses incurred by the VAR in providing such assistance will be reimbursed by Verity.

Verity shall have no liability for any claim of infringement based on (a) use of a superseded or altered release of the Products if such claim of infringement would have been avoided by the use of a current, unaltered release of the Products that Verity has provided to the VAR, or (b) the combination or use of the Products with the Application Program or other materials not furnished by Verity if such infringement would have been avoided by use of the Products alone. In the event the Products are held or are believed by Verity to infringe, Verity shall, at its option and expense:

a.       replace or modify the Products to be noninfringing; or

b. obtain for the VAR the right to continue using the Products for the remainder of the term of this Agreement; or

c. In the event that neither option a) nor b) is a commercially reasonable alternative, terminate this Agreement and return to the VAR the License and Sublicense fees paid, prorated over the term of the Agreement.

This Section VII states Verity's exclusive obligation with respect to claims of infringement of proprietary rights of any kind.

VIII WARRANTY

8.1 LIMITED WARRANTY

Verity warrants that when delivered the Products will substantially conform to the specifications listed in the Documentation when operated on the appropriate Hardware/operating system environment. VERITY DOES NOT WARRANT THAT THE PRODUCTS WILL RUN PROPERLY ON ALL HARDWARE, THAT THE PRODUCTS WILL MEET THE VAR'S, OR ITS END USERS' REQUIREMENTS OR OPERATE IN THE COMBINATIONS WHICH MAY BE SELECTED FOR USE BY THE VAR OR END USER, THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE, OR THAT ALL PRODUCT ERRORS WILL BE CORRECTED.

Verity makes no warranty to VAR's End Users.

8.2 EXCLUSION

THE WARRANTIES STATED HEREIN ARE SOLE AND EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND VERITY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

IX LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY'S LIABILITY FOR DAMAGES HEREUNDER FOR ANY CAUSE WHATSOEVER SHALL IN NO EVENT EXCEED THE AMOUNTS RECEIVED BY VERITY FROM THE VAR UNDER THIS AGREEMENT, PROVIDED THAT THIS LIMITATION SHALL NOT APPLY WITH RESPECT TO OBLIGATIONS UNDER SECTIONS VII AND X AND TO PAYMENTS WHICH ACCRUE TO VERITY UNDER THIS AGREEMENT.

X INDEMNIFICATION OF VERITY

The VAR will defend and indemnify Verity against any claim that the Application Package infringes upon the copyright, patent, trademark, trade secret, or other proprietary rights of any third party on the condition that Verity gives VAR sole right to defend and/or settle same, if such claim would have been avoided by the exclusive use of the Verity Products; provided that the VAR's obligations hereunder with respect to infringement of foreign proprietary rights shall be limited to $1,000,000.

The provisions of these Sections VII, VIII, IX, and X allocate the risks under this Agreement between Verity and the VAR. The fees provided for in this Agreement reflect this allocation of risks and the limitation of liability specified herein.

XI GENERAL TERMS AND CONDITIONS

11.1 EQUITABLE RELIEF

The PARTIES acknowledge that any breach of their obligations with respect to proprietary rights of the other party will cause irreparable injury for which there are inadequate remedies at law and that each party shall be entitled to equitable relief in addition to all other remedies available to it.

11.2 NONDISCLOSURE

Neither party shall, without first obtaining the written consent of the other party, announce this Agreement in a press release or other promotional material or disclose the terms and conditions of this Agreement, except as may be required to implement and enforce the terms of this Agreement, or as may be required by legal procedures or by law.

No other information exchanged between the parties shall be deemed confidential unless the parties otherwise agree in writing. Results of benchmark tests run on the Products may not be disclosed unless Verity consents to such disclosure in writing.

11.3 RESTRICTIONS

a) Copyrights.

The VAR shall retain all Verity copyright notices on the Products used by the VAR under its Development License.

The VAR shall include the following on all copies of the Application Package distributed by the VAR: (a) a reproduction of Verity's copyright notice; or (b) a valid copyright notice indicating that the copyright is vested in the VAR containing the following: (i) a "c" in a circle and the word "copyright"; (2) the VAR's name; (3) the date of copyright; and (4) the words "All Rights Reserved." Such notices shall be placed on (i) the Documentation, (ii) the Application Package sign-on screen, and (iii) diskette or tape labels. Notwithstanding any copyright notice by the VAR to the contrary, the copyright to the Product included in the Application Package shall remain in Verity.

The VAR will promptly report to Verity any apparent copyright infringement relating to the Products that comes to the VAR's attention.

Other than as specified above, on any reproduction or translation of any Products, Documentation, or promotional material, the VAR agrees to reproduce Verity's copyright notices intact.

b) Restricted Rights - Government End Users.

VAR will (a) identify and license the Software and related Documentation in all proposals and agreements with the United States government or any contractor therefor; and (b) legend or mark the Software and related Documentation provided pursuant to any agreement with the United States Government or any contractor therefor, as follows:

         (i) For acquisition by or on behalf of civilian agencies, as necessary to obtain protection substantially equivalent to that afforded to restricted computer software and related documentation developed at private expense and which is existing computer software no part of which was developed with government funds and provided with Restricted Rights in accordance with subparagraphs (a) through (d) of the "Commercial Computer Software - Restricted Rights" clause at 48 C.F.R. 52.227-19 of the Federal Acquisition Regulations and its successors;

         (ii) For acquisition by or on behalf of units of the Department of Defense ("DoD") as necessary to obtain protection substantially equivalent to that afforded to commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DoD FAR Supplement 48 C.F.R. 52.227 7013(c)(1)(ii) and its successors.

11.4 TRADEMARKS

During the term of this Agreement VAR is authorized to use Verity trademarks and the Verity logo in connection with VAR's distribution, advertisement, and promotion of VAR's Application Package derived in whole or in part from Verity Products. Verity reserves the right to prescribe policies limiting VAR's use of said trademarks and logo, including but not limited to trademark usage and advertising policies, and VAR shall comply with same. Other than as provided for herein, VAR shall have no right, interest or claim in or to such trademarks or logo. All rights conferred upon VAR pursuant to this Section shall cease upon termination or expiration of this Agreement. VAR shall not alter Verity's trademarks or logo, nor shall VAR affix said trademarks or logo to products other than appropriate Verity Products. VAR shall have the right to affix its own copyrights, trademarks and logo to Application Packages, provided that in so doing VAR does not remove or obscure Verity proprietary marks as described in this Section 11.4.

11.5 RELATIONSHIP BETWEEN PARTIES

In all matters relating to this Agreement, the VAR will act as an independent contractor. The relationship between Verity and the VAR is that of licensor/licensee. Neither party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, nor to represent the other party as agent, employee, or in any other capacity.

Nothing in this Agreement shall be construed to limit either party's right to independently develop software which is functionally similar to the other party's products, so long as proprietary information of the other party is not used in such development. The VAR acknowledges that Verity is also in the business of developing and marketing applications and licensing them to third parties. Verity and third parties licensed by Verity may distribute software that competes with the VAR's application Package.

11.6 ASSIGNMENT

Neither party may assign any rights, duties, and/or privileges under this Agreement, except to a successor in interest, without the prior written consent of the other party which consent will not be unreasonably withheld.

11.7 NOTICE

All written notices between the parties shall be deemed to have been given if sent by certified or registered mail, telex, express courier or telegram to the first addresses set forth on the attached Cover Page, until such time as a party provides written notice of its change of address.

1.8 GOVERNING LAW

This Agreement shall be governed by the laws of the State of California and shall be deemed to be executed in Mountain View, California.

11.9 JURISDICTION

In any legal action relating to this Agreement, the parties agree:

a. that if the VAR brings the action, it shall be instituted in San Francisco or Santa Clara County, California; and

b. that if Verity brings the action, it shall be instituted in Middlesex County, Massachusetts.

11.10 SEVERABILITY

Any provision of this Agreement held to be illegal or unenforceable shall be deemed amended to conform to applicable laws or regulations, or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall continue in full force and effect.

11.11 EXPORT

The Products shall not be exported outside the United States without compliance with applicable U.S. and foreign export requirements and with the terms set forth in the International Sublicensing Addendum.

11.12 NUCLEAR AND AVIATION APPLICATIONS

The Products are not specifically developed, manufactured or licensed for use in the planning, construction, maintenance, operation, or use of any nuclear facility or for the flight, navigation, or communication of aircraft or ground support equipment. The Application Programs in conjunction with which the Products are sublicensed hereunder are not intended to be used for such purposes.

11.13 WAIVER

The waiver of one breach or default hereunder shall not constitute the waiver of any subsequent breach or default.

11.14 DUPLICATE ORIGINALS

This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

11.15 ENTIRE AGREEMENT

This Agreement, with all attached exhibits and addenda, sets forth the entire Agreement between the parties and supersedes prior proposals, agreements, and representations between them, whether written or oral. This Agreement may be changed only by mutual agreement of the parties in writing.

                            LICENSE AGREEMENT BETWEEN
                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.
                                    EXHIBIT A

                                HARDWARE ADDENDUM

1.0      HARDWARE ENVIRONMENTS

1.1      DEVELOPMENT LICENSE:

         The Development License permits use of the Products only on Intel 80/386/486 CPU based hardware operating with MS/DOS and/or Windows.

1.2      LICENSE TO SUBLICENSE:

         The License to Sublicense permits the VAR to grant Sublicenses to use the Application Packages in all Hardware/Operating system software environments for which the products are available from time to time, including, but not limited to, Intel 80/386/486 CPU based Hardware operating with MS/DOS and/or Windows and HP 9000 Hardware operating with HP/UX.

2.0      MICROTRAC DEVELOPMENT SITES

MicroTrac Systems shall perform all Application Package Development and technical support at the following site(s). These sites may be changed or supplemented from time to time with Verity's written consent, which shall not be unreasonably withheld.

                  A.  20 Wells Ave., Newton, MA 02159

                            LICENSE AGREEMENT BETWEEN
                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.
                                    EXHIBIT B

                                PRODUCT ADDENDUM

I.       PRODUCTS LICENSED FOR DEVELOPMENT PURPOSES

VERITY PRODUCTS consist of computer software products to support content-based document retrieval. VERITY PRODUCTS to be licensed include the following:

1.1 TOPIC Application Programming Interface (API), object code only, as specified in the TOPIC API Programmers Reference Guide that is in effect as of the Effective date of this Agreement.

         TOPIC API functions are grouped into four modules:

         1.1.a DATABASE BUILDER API: Functions which enable building and maintaining TOPIC document databases, indexes, partitions and data accessors. Subfunction activities include i) system initialization and shutdown, ii) document database preparation functions, and iii) document database access functions.

         1.1.b STANDARD RETRIEVAL API: Functions which enable an application to search using word, boolean, and filter methods, generate a results list of documents meeting the search criteria, and view the documents. Subfunction activities include i) Document retrieval functions, ii) document viewing functions, iii) text view and iv) document attachments.

         1.1.c. ADVANCED RETRIEVAL API: Functions which enable an application to create, retrieve, query, edit and destroy TOPIC retrieval objects. Subfunction activities include i) TOPIC manipulation functions, and ii) document scoring explanation function.

         1.1.d. TOPIC REAL-TIME API: Function calls which allow communication between real-time processes and the application software, and dynamic partition management. Subfunction activities including i) real-time communications, and ii) real-time partition management.

1.2      TOPIC API demonstration drivers, source and object code.

1.3      TOPIC command line interfaces for building and maintaining databases.

II.      PRODUCTS SUBJECT TO SUBLICENSING

2.1 TOPIC standard I/O filters, object code only, for word processing and desktop publishing packages.

2.2 TOPIC standard End-User software described as: Database Builder, Batch Profiler, Database Access, Retrieval Client, Partition Server, SQL Bridge and SQL Gateway for Dedicated Use with VAR's products listed in section III below.

2.3 Software modules which may be distributed as part of a dedicated use product sublicense items: 1.1.b, 1.1.c, 1.1.d, 1.3, 2.1, and 2.2 only.

III.     MICROTRAC PRODUCTS SUBJECT TO THIS AGREEMENT

3.1 RESTRAC- Employment automation software which provides resume and applicant tracking and planning.

3.2 SUCCESS PLAN- Succession planning software which automates management development and internal resume tracking/planning.

                            LICENSE AGREEMENT BETWEEN
                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.
                                    EXHIBIT C

                                PRICING ADDENDUM

1.0      DEVELOPMENT LICENSES

1.1 VAR STARTER KIT - $10,000. Includes: Ten days of API training (two persons/five days) and Five days of on-site consulting (expenses are billed separately).

1.2 REAL-TIME API LIBRARY; STANDARD RETRIEVAL API LIBRARY; ADVANCED RETRIEVAL API LIBRARY; One TOPIC 3.0 Internal Development License $40,000.

PAYMENT TERMS, THESE ITEMS ONLY:

*$20,000 on signing.
*$38,000 Four months after signing.

2.0      SUBLICENSE FEES

2.1 Sublicense fees accrue for each licensed program which contains software from any of the API component libraries. Sublicense fees are based on the then-current TOPIC/TOPIC Real-Time API Run-Time License Fee Schedule as actually charges to a VAR on a standard basis and the platform on which the program(s) are licensed. VAR sublicense fees are 30% of the TOPIC/TOPIC Real-Time API Run-Time License Fees for the first $100,000 of revenue to Verity over the immediately preceding twelve month period. The sublicense fee decreases to 25% for any month in which revenues to Verity over the immediately preceding twelve mont period exceed $100,000. Verity will notify VAR ninety (90) days in advance of any price changes in the License Fee Schedules.

See attached TOPIC/TOPIC Real-Time U.S. and International API License Fee Schedules.

2.2 TOPIC/TOPIC Real-Time End-User modules may be sublicensed for Dedicated Use with the application. Sublicense fees for Dedicated Use TOPIC/TOPIC Real-Time End-User modules are calculated by applying the above VAR Sublicense Fee Rates top the then current TOPIC/TOPIC Real-Time License Fee Schedule for End-User products as a function of the platform and the number of concurrent users for which the program(s) are licensed.

3.0      INTERNAL USE AND EVALUATION FEES

3.1 VAR agrees to pay Verity 30% of any Evaluation charges it levies on its Prospect/Customer. Should customer purchase, such payment will be credited against sublicense fees payable with respect to such prospect/customer. Evaluation fees accrued to Verity are non refundable.

3.2 VAR agrees to pay Verity, license fees for each installation of TOPIC/TOPIC Real-Time to be used for Internal MicroTrac business. The license fee rate is 50% of Verity's then-current U.S. Price List.

4.0      SOFTWARE MAINTENANCE

4.1 DEVELOPMENT API LICENSES. During the first year of Topic API use, Verity charges maintenance support fees for telephone Hot Line Service and software updates for the API Library(s). These fees are 20% of the license fees for the purchased Library products. In subsequent years, this fee is reduced to 15% of the API Library license price then in effect. For the initial term of this agreement, MicroTrac Systems will pay $8,000 for year One; $6,000 for year Two and; $6,000 for year Three.

4.2 ACCUMULATED ROYALTY FEES. Annual maintenance for Sublicense Royalties is charged at the rate of 7.5% of the accumulated sublicense royalties paid to Verity for customers purchasing maintenance from the VAR at the time the payment obligation to Verity accrues.

4.3 DEDICATED END-USER LICENSES. Annual maintenance and update fees for TOPIC/TOPIC Real-Time Dedicated End-User products listed in paragraph 2.2 of the Product Addendum, is charged at the rate of 15% of the sublicense royalty fee paid by VAR to Verity.

4.4 INTERNAL-USE LICENSES. Annual maintenance and update fees for TOPIC/TOPIC Real-Time products for internal use is charged at the rate of 15% of the VAR license fee.

5.0      PILOTS

5.1      HEWLETT PACKARD: Per attached quotation by M. Maione dated 11/12/91.

5.2      JOHNSON & JOHNSON: Per standard Verity License Fee Schedule.

                            LICENSE AGREEMENT BETWEEN
                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.

                    SUPPLEMENT TO EXHIBIT C PRICING ADDENDUM


1.0      MULTI-USER PARTITION SERVER PRICING

1.1 U.S. MULTI-USER PARTITION SERVER Pricing will be based on 30% of the following schedule:

         80/386 (OS/2/UNIX):                $2,400

         80/486 (OS/2/UNIX):
         including other Class 3
         platforms and, for the HP
         sale only, the HP 9000/845         $3,900

These prices will remain in effect until November 15, 1992, after which time Partition Server pricing will be determined by applying the VAR sublicense Fee Rate to the then-current TOPIC/TOPIC Real-Time License Fee Schedule for End-User products as a function of the platform and the number of concurrent users for which the program(s) are licensed.

1.2 INTERNATIONAL MULTI-USER PARTITION SERVER Pricing is determined by applying the VAR Sublicense Fee Rate to the then-current TOPIC/TOPIC Real-Time International License Fee Schedule for End-User products as a function of the platform and the number of concurrent users for which the program(s) are licensed.

                                      TOPIC

                          U.S. Price List - License Fee
                               Effective 09/01/91

Class 1 Platforms

             Database Host               (terminals)           Database Client           Custom S/W Components Requiring Consulting
             ------------------------------------------------- ------------------------- ------------------------------------------
                                             Host     TOPIC         Remote       TOPIC
             Database    Batch   Database  Retrieval Retrieval    Retrieval    Retrieval   Partition                     TOPIC
             Builder(6) Profiler Access(3)  Client    Client        Client      Client     Server(6)                 SQL-Gateway(8)
Single User  $ 8,000    $ 5,000  $   495    $   300   $   100      $  795       $  100        N/A                         N/A
- -----------------------------------------------------------------------------------------------------------------------------------

Class 2 Platforms

            Database Host                                       Database Client          Custom S/W Components Requiring Consulting
            --------------------------------------------------  ----------------------   ------------------------------------------
                                                      TOPIC                   TOPIC
            Database    Batch    Database  Retrieval Retrieval  Retrieval    Retrieval      Partition                   TOPIC
            Builder(6) Profiler  Access(3)  Client    Client     Client       Client        Server(6)              SQL-Gateway(8)
Single User $ 8,000    $ 5,000   $   600    $   400   $   100    $ 1,000      $  100         $   300                 $  2,000
1-4 Users   $ 2,000    $ 5,000   $ 4,800    $ 1,300   $   150    $ 3,200      $  320         $ 2,400                 $  2,000
1-16 Users  $ 8,000    $ 5,500   $11,200    $ 3,000   $   300    $ 7,500      $  750         $ 5,800                 $  2,000
- -----------------------------------------------------------------------------------------------------------------------------------

Class 3 Platforms

                Database Host                                     Database Client        Custom S/W Components Requiring Consulting
                ------------------------------------------------- -------------------    ------------------------------------------
                                                          TOPIC               TOPIC
                Database    Batch   Database  Retrieval Retrieval Retrieval Retrieval       Partition                 TOPIC
                Builder(6) Profiler Access(3)  Client    Client    Client    Client         Server(6)            SQL-Gateway(8)
Single User     $13,100    $ 9,200  $   600    $   600   $   100   $ 1,500  $   200          $   450                $ 3,280
1-4 Users       $13,100    $ 9,200  $ 7,800    $ 2,100   $   210   $ 5,200  $   520          $ 3,950                $ 3,280
1-16 Users      $13,100    $ 9,200  $18,800    $ 4,200   $   420   $10,400  $ 1,040          $ 7,900                $ 3,280
1-32 Users      $13,100    $ 9,200  $19,000    $ 5,000   $   500   $12,500  $ 1,250          $ 8,500                $ 3,280
- -----------------------------------------------------------------------------------------------------------------------------------

Class 4 Platforms

             Database Host                                     Database Client           Custom S/W Components Requiring Consulting
             ------------------------------------------------- -------------------       ------------------------------------------
                                                      TOPIC                TOPIC
             Database    Batch   Database  Retrieval Retrieval Retrieval Retrieval          Partition                 TOPIC
             Builder(6) Profiler Access(3)  Client    Client    Client    Client            Server(6)            SQL-Gateway(8)
Single User  $21,000    $14,700  $ 2,400   $ 1,000   $   200   $ 4,000   $   400             $ 1,200                 $ 5,250
1-4 Users    $21,000    $14,700  $12,600   $ 3,400   $   340   $ 8,400   $   840             $ 6,300                 $ 5,250
1-16 Users   $21,000    $14,700  $25,200   $ 6,700   $   670   $16,800   $ 1,680             $12,600                 $ 5,250
1-32 Users   $21,000    $14,700  $31,800   $ 8,400   $   840   $21,000   $ 2,100             $18,760                 $ 5,250
- -----------------------------------------------------------------------------------------------------------------------------------

Class 5 Platforms

                Database Host                                     Database Client        Custom S/W Components Requiring Consulting
                ------------------------------------------------- ---------------------- ------------------------------------------
                                                         TOPIC                  TOPIC
                Database    Batch   Database  Retrieval Retrieval Retrieval    Retrieval      Partition                  TOPIC
                Builder(6) Profiler Access(3)  Client    Client    Client       Client        Server(6)              SQL-Gateway(8)
Single User     $31,500    $22,100  $ 2,400   $ 1,600   $   200   $ 4,000      $   400         $ 1,200                   $ 7,880
1-4 Users       $31,500    $22,100  $18,000   $ 5,000   $   500   $12,600      $ 1,200         $ 9,450                   $ 7,880
1-16 Users      $31,500    $22,100  $37,800   $10,100   $ 1,010   $25,200      $ 2,520         $18,900                   $ 7,880
1-32 Users      $31,500    $22,100  $47,300   $12,800   $ 1,260   $31,500      $ 3,150         $23,850                   $ 7,880
- -----------------------------------------------------------------------------------------------------------------------------------

Class 6 Platforms

            Database Host                                      Database Client           Custom S/W Components Requiring Consulting
            -------------------------------------------------  ----------------------    ------------------------------------------
                                                     TOPIC                 TOPIC
             Database   Batch   Database  Retrieval Retrieval  Retrieval Retrieval         Partition                   TOPIC
            Builder(6) Profiler Access(3)  Client    Client     Client    Client            Server(6)              SQL-Gateway(8)
Single User  $42,000    $29,400  $ 3,000   $ 2,000  $   200     $ 5,000   $   500           $ 1,500                  $10,500
1-4 Users    $42,000    $29,400  $26,200   $ 6,700  $   670     $16,800   $ 1,680           $12,600                  $10,500
1-16 Users   $42,000    $29,400  $50,400   $13,400  $ 1,340     $32,800   $ 3,360           $25,200                  $10,500
1-32 Users   $42,000    $29,400  $63,000   $10,800  $ 1,680     $42,000   $ 4,200           $31,500                  $10,500
- -----------------------------------------------------------------------------------------------------------------------------------

Class 7 Platforms

            Database Host                                     Database Client            Custom S/W Components Requiring Consulting
            ------------------------------------------------- -------------------        ------------------------------------------
                                                     TOPIC                TOPIC
            Database    Batch   Database  Retrieval Retrieval Retrieval Retrieval          Partition                  TOPIC
            Builder(6) Profiler Access(3)  Client    Client    Client    Client             Server(6)             SQL-Gateway(8)
Single User  $58,000   $40,600  $ 3,600   $ 2,400   $   200   $ 6,000    $ 6,000            $ 1,800                 $14,500
1-4 Users    $58,000   $40,600  $34,800   $ 9,200   $   930   $23,200    $23,200            $17,400                 $14,500
1-16 Users   $58,000   $40,600  $69,800   $18,600   $ 1,860   $46,400    $46,400            $34,800                 $14,500
1-32 Users   $58,000   $40,600  $87,000   $23,200   $ 2,320   $58,000    $58,000            $43,600                 $14,500
- -----------------------------------------------------------------------------------------------------------------------------------

Notes: (1) Upgrades within class are credited at 70% of the original fees paid.

       (2) Upgrades from class to class are credited at 90% of the original license fees paid.

       (3) Required for each TOPIC database host platform. Price based on the aggregate number of simultaneous users.

       (4) Hot Backup is 20% of the License Fees for the "Backed Up" Modules.

       (5) VAXcluster License is 100% of License Fees for Largest Class Platform in Cluster Plus 40% for Other Platforms in the Cluster.

       (6) TOPIC Partition Server and TOPIC SQL-Gateway require consulting. Orders without the approval of R. Zollfinger will be rejected.

                                      TOPIC
                          U.S. Price List - License Fee
                               Effective 06/01/91

Class 1 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User        N/A          N/A       N/A        N/A            $  795                                  N/A
- -----------------------------------------------------------------------------------------------------------------------------------

Class 2 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                              Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                              Management(7)
Single User     $14,400     $ 1,600   $   800     $   400           $ 1,000                                $ 1,440
1-4 Users       $14,400     $ 1,600   $ 4,900     $ 1,000           $ 3,200                                $ 1,440
1-16 Users      $14,400     $ 1,600   $11,200     $ 3,000           $ 7,500                                $ 1,440
- -----------------------------------------------------------------------------------------------------------------------------------


Class 3 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ----------------         ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $23,600     $ 2,600   $   900     $   600           $ 1,500                               $ 2,360
1-4 Users       $23,600     $ 2,600   $ 7,800     $ 2,100           $ 5,200                               $ 2,360
1-16 Users      $23,600     $ 2,600   $16,800     $ 4,200           $10,400                               $ 2,360
1-32 Users      $23,600     $ 2,600   $19,000     $ 5,000           $12,500                               $ 2,360
- -----------------------------------------------------------------------------------------------------------------------------------


Class 4 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $37,800     $ 4,200   $ 2,400     $ 1,800           $ 4,000                               $ 3,780
1-4 Users       $37,800     $ 4,200   $12,600     $ 3,400           $ 8,400                               $ 3,780
1-16 Users      $37,800     $ 4,200   $25,200     $ 6,700           $16,800                               $ 3,780
1-32 Users      $37,800     $ 4,200   $31,500     $ 8,400           $21,000                               $ 3,780
- -----------------------------------------------------------------------------------------------------------------------------------

Class 5 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $56,700     $ 6,300   $ 2,400     $ 1,000           $ 4,000                               $ 5,870
1-4 Users       $56,700     $ 6,300   $18,900     $ 5,000           $12,600                               $ 5,870
1-16 Users      $56,700     $ 6,300   $37,800     $10,100           $25,200                               $ 5,870
1-32 Users      $56,700     $ 6,300   $47,300     $12,600           $31,500                               $ 5,870
- -----------------------------------------------------------------------------------------------------------------------------------

Class 6 Platforms

               Database Host                                     Database Client         Custom S/W Components Requiring Consulting
               --------------------------------------------      ---------------         ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                            Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                            Management(7)
Single User     $75,600     $ 8,400   $ 3,000     $ 2,000           $ 5,000                              $ 7,560
1-4 Users       $75,600     $ 8,400   $25,200     $ 6,700           $16,800                              $ 7,560
1-16 Users      $75,600     $ 8,400   $50,400     $13,400           $33,000                              $ 7,560
1-32 Users      $75,600     $ 8,400   $63,000     $16,800           $42,000                              $ 7.560
- -----------------------------------------------------------------------------------------------------------------------------------


Class 7 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                           Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                           Management(7)
Single User     $104,400     $11,800   $ 3,600     $ 2,400           $ 6,000                             $10,440
1-4 Users       $104,400     $11,800   $34,800     $ 9,300           $22,200                             $10,440
1-16 Users      $104,400     $11,800   $69,600     $18,600           $46,400                             $10,440
1-32 Users      $104,400     $11,800   $87,000     $23,200           $68,000                             $10,440
- -----------------------------------------------------------------------------------------------------------------------------------


Notes: (1) Upgrades within class are credited at 70% of the original fees paid.

       (2) Upgrades from class to class are credited at 90% of the original license fees paid.

       (3) Required for each TOPIC database host platform. Price based on the aggregate number of simultaneous users.

       (4) Hot Backup is 20% of the License Fees for the "Backed Up" Modules.

       (5) VAXcluster License is 100% of License Fees for Largest Class Platform in Cluster Plus 40% for Other Platforms in the Cluster.

       (6) Distributed Real-Time Kernel is 140% of largest platform in the configuration.

       (7) Version Management requires consulting. Others without the approval of R. Zofflinger will be rejected.

                      TOPIC U.S. Price List - Service Fees
                               Effective 09/01/90

Annual Maintenance Fees

Software Updates/Telephone Support:   15% of U.S. List License Fees for All TOPIC Modules.

Software Updates Only:                7.5% of U.S. List License Fees for All TOPIC Modules.

Training Fees

At Customer Site:                     $2,500/day plus expenses for standard
                                      courses; up to 12 students; additional
                                      students at the daily rate.

                                      $3,500/day plus expenses for advanced
                                      courses; up to 12 students; additional
                                      students at the daily rate.

At Verity Site:                       $300/day/student for standard courses.
                                      $500/day/student for advanced courses.

Special Courses:                      Customer Site rates apply for special
                                      courses; up to 12 students; additional
                                      students at the daily rate.
                                      Special Course development billed at
                                      consulting fee rates.

Expenses:                             Expenses billed at cost.

Consulting Fees

Staff Consultant:                     $800 - $1,000/day
Senior Staff Consultant:              $1,200 - $1,400/day.
System Engineering:                   $1,000-$1,600/day/
Expenses:                             Expenses billed at cost.

Travel Time:                          Billed at 1/2 daily rate.

Additional Documentation

All Manuals:                          $75 each, quantity 1-50
                                      $40 each, quantity 50+

                                      TOPIC
                     International Price List - License Fee
                               Effective 09/01/91

Class 1 Platforms

             Database Host                                      Database Client          Custom S/W Components Requiring Consulting
             -------------------------------------------------  ----------------------   ------------------------------------------
                                                       TOPIC                   TOPIC
             Database    Batch   Database  Retrieval Retrieval  Retrieval    Retrieval    Partition                    TOPIC
             Builder(6) Profiler Access(3)  Client     Client    Client        Client      Server(6)               SOL-ateway(8)
Single User  $10,400    $ 7,300  $   800    $   400   $   100   $ 1,000       $  100          N/A                       N/A
- -----------------------------------------------------------------------------------------------------------------------------------


Class 2 Platforms

             Database Host                                       Database Client         Custom S/W Components Requiring Consulting
             -------------------------------------------------   --------------------    ------------------------------------------
                                                      TOPIC                  TOPIC
             Database    Batch   Database  Retrieval Retrieval   Retrieval  Retrieval      Partition                    TOPIC
             Builder(6) Profiler Access(3)  Client    Client      Client     Client        Server(6)               SOL-Gateway(8)
Single User  $10,400    $ 7,300  $   800   $   600   $   100     $ 1,300    $  100         $   400                    $ 2,600
1-4 Users    $10,400    $ 7,300  $ 8,200   $ 1,700   $   170     $ 4,200    $  420         $ 3,100                    $ 2,600
1-16 Users   $10,400    $ 7,300  $14,500   $ 3,800   $   380     $ 9,500    $  980         $ 7,250                    $ 2,600
- -----------------------------------------------------------------------------------------------------------------------------------


Class 3 Platforms

             Database Host                                      Database Client          Custom S/W Components Requiring Consulting
             -------------------------------------------------  ----------------------   ------------------------------------------
                                                      TOPIC                   TOPIC
             Database    Batch   Database  Retrieval Retrieval  Retrieval    Retrieval      Partition                   TOPIC
             Builder(6) Profiler Access(3)  Client    Client     Client       Client        Server(6)              SOL-Gateway(8)
Single User  $17,000    $11,900  $ 1,200    $   800  $   100    $ 2,000      $   200         $   600                  $ 4,250
1-4 Users    $17,000    $11,900  $10,200    $ 2,700  $   270    $ 6,800      $   680         $ 5,100                  $ 4,250
1-16 Users   $17,000    $11,900  $20,400    $ 5,400  $   540    $13,000      $ 1,260         $10,200                  $ 4,250
1-32 Users   $17,000    $11,900  $24,500    $ 6,500  $   650    $16,500      $ 1,630         $12,250                  $ 4,250
- -----------------------------------------------------------------------------------------------------------------------------------


Class 4 Platforms

            Database Host                                      Database Client           Custom S/W Components Requiring Consulting
            -------------------------------------------------  ----------------------    ------------------------------------------
                                                      TOPIC
            Database    Batch   Database  Retrieval Retrieval  Retrieval    Retrieval      Partition                    TOPIC
            Builder(6) Profiler Access(3)  Client    Client     Client       Client        Server(6)               SOL-Gateway(8)
Single User  $27,300    $19,100  $ 3,100   $ 2,100   $   200    $ 5,200      $   500         $ 1,550                  $ 6,830
1-4 Users    $27,300    $19,100  $16,400   $ 4,400   $   440    $10,900      $ 1,000         $ 8,200                  $ 6,830
1-16 Users   $27,300    $19,100  $32,800   $ 8,700   $   870    $21,800      $ 2,180         $16,400                  $ 6,830
1-32 Users   $27,300    $19,100  $41,000   $10,900   $ 1,090    $27,300      $ 2,730         $20,500                  $ 6,830
- -----------------------------------------------------------------------------------------------------------------------------------


Class 5 Platforms

             Database Host                                     Database Client           Custom S/W Components Requiring Consulting
             ------------------------------------------------- ----------------------    ------------------------------------------
                                                       TOPIC                 TOPIC
             Database    Batch   Database  Retrieval Retrieval Retrieval    Retrieval      Partition                     TOPIC
             Builder(6) Profiler Access(3)  Client    Client    Client       Client        Server(6)                SOL-Gateway(8)
Single User  $41,000    $28,700   $ 3,100   $ 2,100   $   200   $ 5,200      $   500        $ 1,550                     $10,250
1-4 Users    $41,000    $28,700   $24,600   $ 8,600   $   600   $18,400      $ 1,640        $12,300                     $10,250
1-16 Users   $41,000    $28,700   $49,200   $13,100   $ 1,310   $32,800      $ 3,280        $24,600                     $10,250
1-32 Users   $41,000    $28,700   $61,500   $16,400   $ 1,640   $41,000      $ 4,100        $30,750                     $10,250
- -----------------------------------------------------------------------------------------------------------------------------------

Class 6 Platforms

             Database Host                                     Database Client           Custom S/W Components Requiring Consulting
             ------------------------------------------------- ----------------------    ------------------------------------------
                                                      TOPIC                   TOPIC
             Database    Batch   Database  Retrieval Retrieval Retrieval    Retrieval      Partition                    TOPIC
             Builder(6) Profiler Access(3)  Client    Client    Client       Client        Server(6)                SOL-Gateway(8)
Single User   $54,000   $38,200  $ 3,900   $ 2,600   $   300   $ 6,500      $   700         $ 1,950                    $13,650
1-4 Users     $54,000   $38,200  $32,800   $ 8,700   $   870   $21,800      $ 2,180         $18,400                    $13,650
1-16 Users    $54,000   $38,200  $65,000   $17,400   $ 1,740   $43,800      $ 4,360         $32,800                    $13,650
1-32 Users    $54,000   $38,200  $82,000   $21,800   $ 2,180   $54,500      $ 5,450         $41,000                    $13,650
- -----------------------------------------------------------------------------------------------------------------------------------


Class 7 Platforms

             Database Host                                     Database Client           Custom S/W Components Requiring Consulting
             ------------------------------------------------- ----------------------    ------------------------------------------
                                                      TOPIC                  TOPIC
             Database    Batch   Database  Retrieval Retrieval Retrieval    Retrieval      Partition                    TOPIC
             Builder(6) Profiler Access(3)  Client    Client    Client       Client        Server(6)               SOL-Gateway(8)
Single User  $75,400    $52,800  $ 4,700    $ 3,100   $   300   $ 7,800     $   800         $ 2,350                    $18,850
1-4 Users    $75,400    $52,800  $45,200    $12,100   $ 1,210   $30,200     $ 3,020         $22,800                    $18,850
1-16 Users   $75,400    $52,800  $90,400    $24,200   $ 2,420   $60,400     $ 6,040         $45,200                    $18,850
1-32 Users   $75,400    $52,800  $113,000   $30,200   $ 3,020   $75,500     $ 7,550         $56,500                    $18,850
- -----------------------------------------------------------------------------------------------------------------------------------

Notes: (1) Upgrades within class are credited at 70% of the original fees paid.

       (2) Upgrades from class to class are credited at 90% of the original license fees paid.

       (3) Required for each TOPIC database host platform. Price based on the aggregate number of simultaneous users.

       (4) Hot Backup is 20% of the License Fees for the "Backed Up" Modules.

       (5) VAXcluster License is 100% of License Fees for Largest Class Platform in Cluster Plus 40% for Other Platforms in the Cluster.

       (6) TOPIC Partition Server and TOPIC SOL-Gateway require consulting. Orders without the approval of R. Zollfinger will be rejected.

                                      TOPIC

                          U.S. Price List - License Fee
                               Effective 06/01/91

Class 1 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                              Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                              Management(7)
Single User        N/A          N/A       N/A        N/A            $1,000                                  N/A
- -----------------------------------------------------------------------------------------------------------------------------------


Class 2 Platforms

               Database Host                                     Database Client         Custom S/W Components Requiring Consulting
               --------------------------------------------      ---------------         ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $18,700     $ 2,100   $   800     $   500           $ 1,200                               $ 1,870
1-4 Users       $18,700     $ 2,100   $ 6,200     $ 1,700           $ 4,200                               $ 1,870
1-16 Users      $18,700     $ 2,100   $14,500     $ 3,900           $ 9,800                               $ 1,870
- -----------------------------------------------------------------------------------------------------------------------------------


Class 3 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                              Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                              Management(7)
Single User     $30,600     $ 3,400   $ 1,200     $   800           $ 2,000                                $ 2,360
1-4 Users       $30,600     $ 3,400   $10,200     $ 2,700           $ 6,800                                $ 2,360
1-16 Users      $30,600     $ 3,400   $20,400     $ 5,400           $12,800                                $ 2,360
1-32 Users      $30,600     $ 3,400   $24,500     $ 8,500           $16,300                                $ 2,360
- -----------------------------------------------------------------------------------------------------------------------------------


Class 4 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                            Management(7)
Single User     $49,100     $ 5,500   $ 3,100     $ 2,100           $ 6,200                               $ 4,910
1-4 Users       $49,100     $ 5,500   $16,400     $ 4,400           $10,900                               $ 4,910
1-16 Users      $49,100     $ 5,500   $32,800     $ 8,700           $21,800                               $ 4,910
1-32 Users      $49,100     $ 5,500   $41,000     $10,900           $27,300                               $ 4,910
- -----------------------------------------------------------------------------------------------------------------------------------


Class 5 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $73,800     $ 8,220   $ 3,100     $ 2,100           $ 5,200                               $ 7,380
1-4 Users       $73,800     $ 8,220   $24,600     $ 6,600           $16,400                               $ 7,380
1-16 Users      $73,800     $ 8,220   $49,200     $13,100           $32,800                               $ 7,380
1-32 Users      $73,800     $ 8,220   $61,500     $16,400           $41,000                               $ 7,380
- -----------------------------------------------------------------------------------------------------------------------------------


Class 6 Platforms

               Database Host                                     Database Client         Custom S/W Components Requiring Consulting
               --------------------------------------------      ---------------         ------------------------------------------
                                                    Host             Remote
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $98,300     $10,900   $ 3,900     $ 2,600           $ 5,000                               $ 7,830
1-4 Users       $98,300     $10,900   $32,800     $ 8,700           $18,800                               $ 7,830
1-16 Users      $98,300     $10,900   $65,800     $17,400           $33,000                               $ 7,830
1-32 Users      $98,300     $10,900   $92,000     $21,800           $42,000                               $ 7,830
- -----------------------------------------------------------------------------------------------------------------------------------



Class 7 Platforms

               Database Host                                    Database Client          Custom S/W Components Requiring Consulting
               --------------------------------------------     ---------------          ------------------------------------------
                Real-Time   Supported  Database   Retrieval         Retrieval                             Version
               Kernel(6,7)     Feed    Access(3)   Client            Client                             Management(7)
Single User     $135,700     $15,100   $ 4,700     $ 3,100           $ 7,800                               $13,570
1-4 Users       $135,700     $15,100   $45,200     $12,100           $30,200                               $13,570
1-16 Users      $135,700     $15,100   $90,400     $24,200           $60,400                               $13,570
1-32 Users      $135,700     $15,100   $113,00     $30,200           $75,500                               $13,570
- -----------------------------------------------------------------------------------------------------------------------------------

Notes: (1) Upgrades within class are credited at 70% of the original fees paid.

       (2) Upgrades from class to class are credited at 90% of the original license fees paid.

       (3) Required for each TOPIC database host platform. Price based on the aggregate number of simultaneous users.

       (4) Hot Backup is 20% of the License Fees for the "Backed Up" Modules.

       (5) VAXcluster License is 100% of License Fees for Largest Class Platform in Cluster Plus 40% for Other Platforms in the Cluster.

       (6) Distributed Real-Time Kernel is 140% of largest platform in the configuration.

       (7) Version Management requires consulting. Others without the approval of R. Zofflinger will be rejected.

                              TOPIC/TOPIC REAL-TIME
                            PLATFORM CLASSIFICATIONS

Digital Equipment Corporation

 Platform              Class                Platform                Class           Platform                Class
 --------              -----                --------                -----           --------                -----

VAX 11/725                2                 VAX 6310                  4              VAX 8800                 6
VAX 11/730                2                 VAX 6320                  5              VAX 8810                 5
VAX 11/750                3                 VAX 6330                  5              VAX 8820                 6
VAX 11/78X                3                 VAX 6340                  6              VAX 8830                 6
                                            VAX 6350                  6              VAX 8840                 7
VAX II                    2                 VAX 6360                  6              VAX 8842                 7
VAX 2000                  2                 VAX 6410                  5              VAX 8974                 7
                                            VAX 6420                  6              VAX 8978                 7
VAX 3100                  2                 VAX 6430                  6
VAX 3200                  3                 VAX 6440                  7              VAX 9xxx                 7
VAX 3300                  3                 VAX 6450                  7
VAX 3400                  3                 VAX 6460                  7              DEC 2100                 2
VAX 3500                  4                                                          DEC 3100                 3
VAX 3520                  4                 VAX 6510                  5              DEC 5100                 3
VAX 3540                  4                 VAX 6520                  6              DEC 5200                 4
VAX 3600                  4                 VAX 6530                  6              DEC 5400                 4
VAX 3602                  4                 VAX 6540                  7              DEC 5500                 4
VAX 3800                  4                 VAX 6550                  7              DEC 5810                 5
VAX 3900                  4                 VAX 6560                  7              DEC 5820                 5
                                                                                     DEC 5830                 6
VAX 4200                  3                 VAX 8000                  3              DEC 5840                 6
VAX 4300                  4                 VAX 82xx                  3
                                            VAX 83xx                  4              VAX 4000                 Mat. 500
VAX 6210                  4                 VAX 85xx                  5              VAX 4060                 3
VAX 6220                  5                 VAX 86xx                  5              VAX 4/VCC                2
VAX 6230                  5                 VAX 87xx                  5
VAX 6240                  6





                  VAX designation includes all MicroVAX, VAXstation and VAXserver platforms with the same mode #.

                  DEC designation includes all DECstation and DECsystem platforms with the same model #.



Sun Microsystems/Solbourne

Platform                  Class           Platform                    Class          Platform               Class
- --------                  -----           --------                    -----          --------               -----
Sun 3                       2            SPARC SLC                      2           SPARC 2                    3
Sun 4                       3            SPARC IPC                      3           SPARC 3xx                  4
Sun IPX                     3            SPARC 1+                       3           SPARC 4xx                  5
                                                                                    Solbourne 5E-900           5



                  SPARC designation includes all SPARCstation and SPARCserver platforms with the same model #.



Note: Non-supported/non-shipping platforms are enclosed by brackets ( [ ] ); Supported plaforms not currently shipping are enclosed by braces ( { } ).

Hewlett - Packard

  Platform              Class                Platform               Class             Platform              Class
  --------              -----                --------               -----             --------              -----
{HP 9000/340}             2                  HP 9000/635              4              HP 9000/822              3
{HP 9000/360}             2                 {HP 9000/720}             3              HP 9000/825              3
{HP 9000/370}             3                 {HP 9000/730}             3              HP 9000/832              4
{HP 9000/400}             2                 {HP 9000/750              4              HP 9000/835              4
{HP 9000/425}             3                  HP 9000/808              2              HP 9000/845              4
{HP 9000/433}             3                  HP 9000/815              2              HP 9000/850              5
                                                                                     HP 9000/855              6


Pyramid Technology/Nixdorf

  Platform              Class                Platform               Class             Platform              Class
  --------              -----                --------               -----             --------              -----
Pyramid 90x               2                 Pyramid 9820              5              MIS2                     5
Pyramid 98x               3                 Pyramid 9825              5              MIS4                     6
Pyramid 98xe              3                 Pyramid 9830              6              MIS12                    7
Pyramid 9805              3                 Pyramid 9835              6              Nixdorf Targon 3560      5
Pyramid 9810              4                 Pyramid 9840              6              Nixdorf Targon 3570      6
Pyramid 9815              4                 Pyramid 9845              6



MIPS/Control Data

  Platform              Class                Platform               Class             Platform              Class
  --------              -----                --------               -----             --------              -----
RC 2030                   3                 RS 2030                   3              Control Data 4340        4
RC 3240                   4                 M/2000                    5              Control Data 4360        4
RC 3260                   4                 M/3000                    3              Control Data 4380        5
RC 6280                   6                                                          Control Data 4680        6


AT&T

  Platform              Class                Platform               Class             Platform              Class
  --------              -----                --------               -----             --------              -----
3B2/400                   2                 3B2/500                   2              3B2/600                  3



International Business Machines (IBM)

  Platform              Class                Platform               Class             Platform              Class
  --------              -----                --------               -----             --------              -----
RS6000/320                3                 RS6000/520                3              RS6000/730               4
                                            RS6000/530                4              RS6000/930               4
                                            RS6000/540                4              RS6000/950               5
                                            RS6000/550                4



RS6000 designation includes all POWERstation and POWERserver platforms with the same model #.


Note: Non-supported/non-shipping platforms are enclosed by brackets ( [ ] ); Supported plaforms not currently shipping are enclosed by braces ( { } ).

Sequent Computer

  Platform                Class              Platform               Class           Platform                         Class
  --------                -----              --------               -----           --------                         -----
S-3 (2000/70)               3               S-16 (2000/200)           4            S-81  (2000/700)                    6
                                            S-27 (2000/400)           5            S-81+ (greater than 15 procs)       7


80x86-Based Microcomputers*


  Platform                Class              Platform               Class           Platform                Class
  --------                -----              --------               -----           --------                -----
80286 (DOS/16M)             1               80286 (OS/2)              2
80386 (DOS/16M)             1               80386 (OS/2)              2            80386 (Unix)               2
80486 (DOS/16M)             2               80486 (OS/2)              3            80486 (Unix)               3



Apple Computer

  Platform                Class              Platform               Class           Platform                Class
  --------                -----              --------               -----           --------                -----

Macintosh (MacOS)           1


Miscellaneous

  Platform                Class              Platform               Class           Platform                Class
  --------                -----              --------               -----           --------                -----
[NCR 32/450]                3               [Bull 210]                2            [Motorola 8408]            3
[DG/AViiON 3xx]             3               [Bull 220]                2            [Motorola 8608]            3
[DG/AViiON 4xx]             3               [Bull 250]                3            [Motorola 8864]            5
[Convex C120]               4               [Bull 320]                3
[Convex C201/202]           5               [Bull 340]                4
[Convex C210/220]           6               [Bull 360/mono]           4
[Convex C230/240]           7               [Bull 360/multi]          5


                                            CPU                       CLASS
                                            ---                       -----

*PS2 model 80                             386/032                       2
PS2 model 90/95                           486/052/UNIX                  3



Note: Non-supported/non-shipping platforms are enclosed by brackets ( [ ] ); Supported plaforms not currently shipping are enclosed by braces ( { } ).

PRINTED BY: MICHAEL MALONE                                               PAGE: 1
     FROM: BARRY GOSS (11/13/91)
       TO: GARY KETALSEN, SUE BAREAMIAN, LOUISE BORRELLI, JOHN CALANDRELLO,
           JOSE COLON, SANDRA DUERR
       CC:
      BCC:
PRIORITY:  NORMAL                                            DATE SENT: 11/13/91



MAIL*LINK(R) SMTP                      NEW DEC PRODUCT CLASSIFICAT

Received: by unix.verity.com (1.21-/Mail*Link(R) SMTP); 13 Nov 91 12:02:56 U
Received: from steel (steel.verity.com) by verity.com (4.1/SMI-4.1)
Id AA27228; Wed, 13 Nov 91 10:59:09 PST
Errors-To: (Postmaster@verity.com)
Received: from unix.verity.com by steel (4.1/SMI-4.1)
Id AA10117; Wed, 13 Nov 91 10:59:08 PST
Message-Id: (9111131859.AA10117@steel)
Date: 13 Nov 91 12:00:25 U
From: "Barry Goss" (bgoss@unix.verity.com)
Subject: New DEC Product Classificat
To: marketing@verity.com, sales@verity.com


                             Subject:                             Time: 10:43 AM
   OFFICE MEMO             New DEC Product Classifications        Date: 11/13/91

Digital recently announced several new products. Here is a brief synopsis and pricing classifications.

VAX 6000 model 600 series - high performance, expandable SMP machine for Transaction Processing applications.

VAX 6000/610 - class 6
VAX 6000/620 - class 6
VAX 6000/630 - class 7
VAX 6000/640 - class 7
VAX 6000/650 - class 7
VAX 6000/660 - class 7

VAX 4000 model 500 - server for client/server applications in mid-range systems environments ($75K-$250K systems price band). Particularly tuned to TP applications.
VAX 4500 - class 5

VAXstation 4000 model 60 - Digital's highest-performance VAXstation (10.6 SPECmarks/12 VUP's) positioned directly against SUN SPARC IPC and HP 9000/425 workstations. Twice the performance of a VAXstation 3100.
VAX 4060 - class 3

VAXstation 4000 VLC - Digital's lowest cost entry-level VAXstation offering 5.5 SPECmarks/6 VUP's of performance. Base config is diskless with an optional upgrade to include a 121 MB disk.
VAX VLC - class 2

Please update your Platform Classification tables until such time as I can send out updates. Thanks.

PRINTED BY:       MICHAEL MALONE                                         PAGE: 1
      FROM:       BARRY GOSS (10/15/91)
        TO:       GARY KETALSEN, SUE BAREAMIAN, LOUISE BORRELLI, JOHN
                  CALANDRELLO, JOSE COLON, SANDRA DUERR
        CC:
       BCC:

  PRIORITY:       NORMAL                                     DATE SENT: 10/15/91

MAIL*LINK(R) SMTP                      NEW SUN MACHINES-PRICING

Received: by unix.verity.com (1.21-/Mail*Link(R) SMTP); 15 Oct 91 09:44:27 U
Received: from steel (steel.verity.com) by verity.com (4.1/SMI-4.1)
  Id AA28240; Tue, 15 Oct 91 09:39:43 PDT
Errors-To: (Postmaster@verity.com)
Received: from unix.verity.com by steel (4.1/SMI-4.1)
  Id AA05053; Tue, 15 Oct 91 09:39:45 PDT
Message-Id: (9110151631.AA05053@steel)
Date: 15 Oct 91 09:44:01 U
From: "Barry Goss" (bgoss@unix.verity.com)
Subject: New Sun Machines-Pricing
To: marketing@verity.com, sales@verity.com

                           Subject:                              Time: 9:08 AM
OFFICE MEMO                New Sun Machines-Pricing              Date: 10/15/91

Sun recently announced several new multi-processor machines. Here is the pricing classification:

                             2 Processor                      4 Processor

SPARCserver 630            Class 3                            Class 4
SPARCserver 670            Class 3                            Class 4
SPARCserver 690            Class 4                            Class 5



Please add these to your platform lists.

PRINTED BY:       MICHAEL MALONE                                         PAGE: 1
      FROM:       CAROLE PEELER (8/19/91)
        TO:       GARY KETALSEN, SUE BAREAMIAN, LOUISE BORRELLI, JOHN
                  CALANDRELLO, JOSE COLON, SANDRA DUERR
        CC:
       BCC:
  PRIORITY:       NORMAL                                      DATE SENT: 8/19/91

MAIL*LINK(R)SMTP                     PRICE INCREASE FOR REL 3 ED



Received: by unix.verity.com (1.21-/Mail*Link(R) SMTP); 18 Aug 91 14:33:20 U
Received: from unix.verity.com ([128.229.200.99]) by verity.com (4.0/SMI-4.1)
  Id AA14401; Mon, 19 Aug 91 14:22:06 PDT
Message-Id: (9108192122.AA14401@verity.com)
Date: 18 Aug 91 14:28:21 U
From: "Carole Peeler" ()
Subject: Price Increase for Rel 3 Ed
To: consulting@verity.com, marketing@verity.com, sales@verity.com


                  Subject:                                        Time: 3:51 PM
OFFICE MEMO       Price Increase for Rel 3 Education              Date: 08/19/91

This is to announce that there is a price increase in Verity Education effective with the new Release 3 Curriculum. An announcement will be going out to our customers the last of August. They should receive these announcements the first week of September.

All Release 2 classes will remain at the original pricing. The Release 3 pricing is listed below:

Center Pricing:

TOPIC Fundamentals (3 days)                          $350/day/student
TOPIC DBA (5 days)                                   $400/day/student
TOPIC REAL-TIME DBA (2 days)                         $400/day/student
TOPIC Application Development (3 days)               $400/day/student
TOPIC API (5 days)                                   $500/day/student

On-Site Pricing:

$2500 per day (Max. of 12 students) plus T&E. Additional students at the daily rate. All classes except TOPIC API.

$3500 per day (Max. of 12 students) plus T&E. Additional students at the daily rate. This is for TOPIC API.

Course descriptions, and the new schedule, along with an education news letter will be going out in the late August mailing. If you need any additional information, please contact me here in the McLean Office or either Lisa Voshage (Mt. View) or Nikki Jones (McLean).
Thanks ...
Carole Peeler

                             TOPIC/TOPIC Real-Time
                   U.S. Price List API Real-Time License Fees
                               Effective 06/01/90


Class 1 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $ 8,000          $ 8,000                 $   350     +     $   350
- ---------------------------------------------------------------------------------------



Class 2 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $ 8,000          $ 8,000                 $   350     +     $   350
Multiuser       $ 8,000          $ 8,000                 $ 1,500           $ 1,500
- ---------------------------------------------------------------------------------------


Class 3 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $13,000          $13,000                 $   750     +     $   750
Multiuser       $13,000          $13,000                 $ 3,750           $ 3,750
- ---------------------------------------------------------------------------------------



Class 4 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $21,000          $21,000                 $ 2,000           $ 2,000
Multiuser       $21,000          $21,000                 $ 8,000           $ 8,000
- ---------------------------------------------------------------------------------------



Class 5 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $31,500          $31,500                 $ 2,000           $ 2,000
Multiuser       $31,500          $31,500                 $12,000           $12,000
- ---------------------------------------------------------------------------------------




Class 6 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $42,000          $42,000                 $ 2,500           $ 2,500
Multiuser       $42,000          $42,000                 $16,000           $16,000
- ---------------------------------------------------------------------------------------




Class 7 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $58,000          $58,000                 $ 3,000           $ 3,000
Multiuser       $58,000          $58,000                 $22,000           $22,000
- ---------------------------------------------------------------------------------------

                              TOPIC/TOPIC Real-Time
               International Price List API Run-Time License Fees
                               Effective 06/01/90

Class 1 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $10,400          $10,400                 $   450           $   450

- ---------------------------------------------------------------------------------------



Class 2 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $10,400          $10,400                 $   650           $   650
Multiuser       $10,400          $10,400                 $ 1,950           $ 1,950
- ---------------------------------------------------------------------------------------


Class 3 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $16,900          $16,900                 $   980           $   980
Multiuser       $16,900          $16,900                 $ 4,900           $ 4,900
- ---------------------------------------------------------------------------------------



Class 4 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $27,300          $27,300                 $ 2,600           $ 2,600
Multiuser       $27,300          $27,300                 $10,400           $10,400
- ---------------------------------------------------------------------------------------



Class 5 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $40,950          $40,950                 $ 2,600           $ 2,600
Multiuser       $40,950          $40,950                 $15,600           $15,600
- ---------------------------------------------------------------------------------------


Class 6 Platforms
                -----------------------------------------------------------------------
                  Database Products                    Retrieval Products
                  -----------------                    ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $54,800          $54,800                 $ 3,250           $ 3,250
Multiuser       $54,800          $54,800                 $20,800           $20,800
- ---------------------------------------------------------------------------------------


Class 7 Platforms
                -----------------------------------------------------------------------
               Database Products                       Retrieval Products
               -----------------                       ------------------

                Database        Real-Time               Standard         Advanced
                Builder      Database Builder           Retrieval        Retrieval

Single User     $75,400          $75,400                 $ 3,900           $ 3,900
Multiuser       $75,400          $75,400                 $28,600           $28,600
- ---------------------------------------------------------------------------------------

              LICENSE AGREEMENT BETWEEN MICROTRAC SYSTEMS, INC. AND
                                  VERITY, INC.

                       INTERNATIONAL SUBLICENSING ADDENDUM

This document is an Addendum to the VAR Agreement (hereinafter "the Agreement") between MicroTrac Systems, Inc., and Verity, Inc., and is effective on the Effective Date of the Agreement. The Agreement is hereby amended by adding the following clauses:

1. Subject to the limitations set forth in Paragraph below, the marketing and sublicensing rights granted to the VAR in this Agreement shall be worldwide.

2. Verity may from time to time deny the VAR the right to sublicense the Products in certain countries in order to protect Verity's interests if, in the opinion of Verity's counsel, such countries:

         a.) do not provide adequate protection for Verity's proprietary rights through copyright, trade secret, patent, or other laws; or

         b.) have laws or regulations or the government has committed acts which in the opinion of Verity's counsel are injurious to Verity's interests in the Products.

3. The VAR warrants that it shall obey all laws and regulations of the United States and any other countries in which it distributes the Products. In addition, the VAR warrants that it will not grant Sublicenses in or ship any Products to a country until it has completed all necessary government formalities in such country. The VAR will indemnify Verity for any losses, costs, liability, and damages incurred by Verity as a result of a failure by the VAR to comply with the necessary government formalities in any country.

4. The VAR acknowledges that the Products are subject to export controls imposed on Verity and the VAR by provisions of the U.S. Export Administration Act of 1979, as amended (the "Act") , and the regulations promulgated thereunder (the Act and regulations will be referred to collectively as the "DOC regulations"), and that the export presently may be accomplished, except in certain instances, under a GTDR general license. Verity represents that the Products do not contain any material which cannot be exported under a GTDR license.

                                                         Agreement No.:_______

                             MICROTRAC SYSTEMS, INC.

                       STANDARD RESTRAC LICENSE AGREEMENT

CUSTOMER:
          -----------------------------------------------------------

LOCATION:
          -----------------------------------------------------------

RESTRAC SOFTWARE PRODUCT:
                          -------------------------------------------

DESIGNATED EQUIPMENT:
                       ----------------------------------------------

         Subject to the following terms and conditions, MicroTrac Systems, Inc. ("MicroTrac") grants to the customer identified above ("Customer") a license ("License") to use the Restrac software product identified above, which may include software provided by parties other than MicroTrac ("Third Parties"), and related documentation ("Software") on the specific equipment ("Equipment") and at the specific location ("Location") identified above. "Software does not include third party software products for which MicroTrac resells licenses, and which are listed as separate products in the proposal attached hereto ("Proposal").

         1. License. The License entitles Customer to use the Software on the Equipment (or other equipment on a temporary basis in case of a malfunction) and at the Location, solely for Customer's own internal business purposes. Customer may transfer the License to other equipment and locations only with MicroTrac's prior written consent, which consent will not be unreasonably withheld. If the licensed Software consists of RESTRAC Multi-User Software, the maximum number of users with access to the Software will be limited as set forth in the Proposal. Customer agrees that if such maximum number of users is exceeded, it will so notify MicroTrac and pay an additional license fee in accordance with the schedule included in the Proposal.

         2. Certain Restrictions. The License may not be transferred by Customer other than to Customer's parent or wholly-owned subsidiary, or to a successor to Customer's business. Customer agrees not to cause or permit the reverse engineering, disassembly or decompilation of the Software. The Software is a proprietary product of MicroTrac and Third Parties which includes trade secrets and is protected by copyright law. Customer may make one copy of the Software for backup and archival purposes. No other copies shall be made without MicroTrac's prior written consent. Customer agrees not to remove any product identification, copyright notices, or other notices of proprietary rights from the Software, to reproduce such notices on all permitted copies, and to take such measures to safeguard the Software as it takes with regard to its own proprietary and confidential material.

         3. MicroTrac's Rights. Pursuant to this License, Customer acquires only the right to use the Software and does not acquire any rights of ownership in the Software or the media in which it is contained. Subject to the License, MicroTrac and Third Parties retain all rights of ownership in the Software and the media and all copies thereof.

         4. Additional MicroTrac Services. MicroTrac will provide Customer with Systems Analysis, Installation and Training services at the times and places, and in accordance with the policies, contained in the Proposal. Customer agrees to obtain all necessary hardware and/or software products of suppliers other than MicroTrac referred to in the Proposal and to have a suitable site ready for installation of the Software and training within 60 days after the date of Customer's execution of this Agreement. MicroTrac will also make Maintenance services for the Software available to Customer under a separate Maintenance Agreement. All corrections, modifications and enhancements to the Software provided to Customer as part of such services shall become part of the Software for all purposes of this Agreement.

         5. Payment. The fees for the License and the services to be provided by MicroTrac will be as stated in the Proposal. If the time reasonably required for such services exceeds the estimates contained in the Proposal, MicroTrac will be compensated for excess time in accordance with the policies contained in the Proposal. License fees will be payable within 30 days after installation of Software. Service fees will be payable within 30 days after invoice (which will not pre-date the performance of services). Late charges may be assessed at 1.5% per month, or if less, the maximum allowable by law. MicroTrac's stated fees do not include any excise, sales, use or other taxes, duties or governmental charges, the payment of which (except for state and federal income taxes for which MicroTrac is liable) will be Customer's responsibility.

         6. Termination. The License shall be perpetual, unless sooner terminated as provided herein. Customer may terminate the License at any time. MicroTrac may terminate the License if Customer breaches any of the terms and conditions of this Agreement or a MicroTrac Maintenance Agreement and fails to cure such breach within 30 days after written notice. Upon termination, Customer shall return to MicroTrac or destroy and certify to MicroTrac the destruction of all copies of the Software in Customer's possession or control.

         7. Warranty and Limitation of Remedies.

         (a) Except as otherwise expressly provided herein, MicroTrac's entire liability to Customer and Customer's sole remedy hereunder for any cause whatsoever, regardless of the form of the action, whether in contract, tort, or strict liability, shall be limited to the amounts paid to MicroTrac by Customer for the product or service that is alleged to have caused the damages or is the subject matter of or is directly related to the cause of action.

         (b) MicroTrac warrants for a period of 90 days following installation that the Software will perform substantially as documented. Customer's sole remedies under this warranty will be the replacement of defective Software which is returned to MicroTrac during such 90-day period, or, if MicroTrac is unable within a reasonable period of time to cure a material defect which makes the Software unfit for its intended use and which is brought to MicroTrac's attention during such 90-day period, a refund of all license fees paid with respect to the Software (but not charges for services performed).

         (c) The Software is intended for use only by sophisticated customers who understand the functioning of the Software and the processes embodied therein. Customer has sole responsibility for determining that the Software is suitable for its purposes and for its proper use, including protection of data from unintended modification, destruction or disclosure, and for the accuracy and integrity of the results. MicroTrac assumes no responsibility for the loss of data or other damage to persons or property arising out of Customer's use of the Software, and does not warrant that the Software will be error-free or that all defects will be corrected.

         (d) MicroTrac's warranty applies only to the Software in the form provided by MicroTrac under normal use as contemplated by this Agreement. MicroTrac makes no warranty and shall have no liability whatsoever with respect to hardware or software products of third parties, even if provided by MicroTrac, except such as may be included as part of the Software.

         EXCEPT AS STATED IN THIS SECTION 7 MICROTRAC DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THIRD PARTIES MAKE NO WARRANTIES UNDER THIS AGREEMENT. IT IS UNDERSTOOD AND AGREED THAT THE SOFTWARE DOES NOT CONSTITUTE "CONSUMER GOODS" UNDER ANY STATE OR FEDERAL WARRANTY LAW.

         (e) IN NO EVENT WILL MICROTRAC BE LIABLE FOR ANY DAMAGES, FOR BREACH OF CONTRACT, TORT OR OTHER FORM OF ACTION, INCLUDING LOST PROFITS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SAME, EXCEPT IN ANY STATE THAT DOES NOT ALLOW THIS DISCLAIMER, WHERE THE LIABILITY, IF ANY, SHALL BE LIMITED TO THE COST OF THE PRODUCT OR SERVICE ALLEGED TO HAVE CAUSED THE DAMAGE. THIRD PARTIES ARE NOT PARTIES TO THIS AGREEMENT AND SHALL HAVE NO LIABILITY FOR DAMAGES HEREUNDER. CUSTOMER MAY HAVE OTHER RIGHTS THAT VARY FROM STATE TO STATE. THIS SECTION ALLOCATES THE RISKS OF PROGRAM FAILURE BETWEEN MICROTRAC AND CUSTOMER. MICROTRAC'S PRICING REFLECTS SUCH ALLOCATION OF RISKS AND THE LIMITATION OF LIABILITY SET FORTH ABOVE.

         8. U.S. Government Restricted Rights. The Software and documentation are provided with RESTRICTED AND LIMITED RIGHTS. Use, duplication, or disclosure by the Government are subject to restrictions as set forth in FAR
Section52.227-14 (June 1987) Alternate III(g)(3) (June 1987), FAR
Section52.227-19 (June 1987), or DFARS Section52.227-7013(c)(1)(ii)(June 1988),
as applicable, and their successor provisions. Contractor/Manufacturer is MicroTrac Systems, Inc., 20 Wells Avenue, Newton, Massachusetts 02159.

         9. General.

         (a) This Agreement (including the Proposal, which is attached hereto and incorporated herein by reference) sets forth the entire understanding of the parties on the subject hereof. Any waiver or modification of the provisions of this Agreement will be effective only if in writing and signed by the party against whom it is to be enforced. In the event of a conflict with the provisions of any other document (including but not limited to a purchase order of Customer), the provisions of this Agreement shall control.

         (b) Customer will be responsible for compliance with all legal requirements applicable to exports of Software made by it.

         (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                                            MICROTRAC SYSTEMS, INC.
- ----------------------------------
        (Customer)

By:                                         By:
   -------------------------------             -------------------------------
        (Signature)                                  (Signature)

   -------------------------------             -------------------------------
        (Name and Title)                             (Name and Title)

   -------------------------------             -------------------------------
        (Date)                                       (Date)

                                     VERITY

                          MAINTENANCE SERVICES PROGRAM

For all Customers who purchase Maintenance Services, Verity provides support in the form of Error Corrections, Product Updates, and Hotline Telephone Support. Maintenance Services are provided for the current release and the most recent previous release of the Product.

The effective date of Maintenance Services is the date Products are shipped from Verity's facility.

DESCRIPTION OF SERVICES PROVIDED DURING A MAINTENANCE PERIOD

A) Error Corrections

Verity shall exercise commercially reasonable efforts to correct any error reported by the Customer in the current unmodified release of the Products in accordance with the priority level reasonably assigned to such error by Verity. If a reported error has caused a Product to be inoperable, or the Customer's notice to Verity states that the reported error is substantial and material with respect to the Customer's use of the product, Verity shall, as expeditiously as possible, use its best efforts to correct such error or to provide a software patch or bypass around such error. The Customer acknowledges that all reported errors may not be corrected.

B) Product Updates

Verity provides, at no additional cost, one (1) copy of all published revision to the printed documentation and one (1) copy of, or authorization to copy, new releases of the products, which are not designated by Verity as new products for which it charges a separate fee.

C) Telephone Hotline Support

Verity provides telephone assistance to all Customers who have purchased Maintenance Services. Verity Support personnel are available to answer questions related to Verity's products and how they perform with compatible hardware systems. Assistance in the development of custom applications for Verity's products is not included in standard hotline support. If Customers wish to acquire such support, it is available through Verity's Consulting group at the then-current consulting rates.

                            PRIORITY LEVELS OF ERRORS

If the performance of Maintenance Services, Verity applies priority ratings to problems reported by Customers.

PRIORITY I ERRORS

Description: Program errors that prevent some function or process from substantially meeting the functional specification and which seriously affect the overall performance of the function or process and no work-around is known.

Verity Response:

Verity shall promptly initiate the following procedures: (1) assign senior Verity engineers to correct the error; (2) notify senior Verity Management that such errors have been reported and that steps are being taken to correct the error; (3) provide Licensee with periodic reports on the status of corrections;
(4) commence work to provide Licensee with a work-around until final solution is available; (5) provide final solution to Customer as soon as it is available.

PRIORITY II ERRORS

Description: Program errors that prevent some function or process from meeting functional specification, but has a reasonable work-around.

Verity Response:

Verity shall provide a work-around to the Customer and shall exercise commercially reasonable efforts to include the fix for the error in the next software maintenance release.

PRIORITY III ERRORS

Description: Program errors that prevent some portion of a function from meeting functional specification but do not seriously affect the overall performance of the function.

Verity Response:

Verity may include the fix for the error in the next major release of the software.

                            LICENSE AGREEMENT BETWEEN

                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.

ADDENDUM 1

1.0 NON-REFUNDABLE SUBLICENSE FEES

1.1 VAR agrees to commit to pay Sublicense fees of $35,000, which is based on VAR's estimates of its shipments of TOPIC/TOPIC Real-Time API Run-Time Licenses during the current fiscal quarter, ended Sept. 30 , 1992. Such payment is non-cancelable and non-refundable; however, all sublicenses granted by VAR shall be credited against this payment until it is depleted.

1.2. In consideration of this commitment, Sublicense fees accrued toward this payment shall be 22.8% of the standard. TOPIC/TOPIC Real-Time API Run-Time License Fees. Once accrued Sublicense fees exceed $35,000, the sublicense fee rate will be as set forth in Exhibit C of the Agreement.

1.3 Payment Terms

    $35,000 due 10/31/92.

2.0 All other terms and conditions of the Agreement remain unchanged.


Executed by the VAR:                        Executed by Verity, Inc.

/s/ Hugh Shytle                             /s/ Kathleen A Murphy
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:   Hugh Shytle                         Name:  Kathleen A Murphy
     -----------------------                     --------------------------

Title: Vice President                       Title: Vice President Finance
     -----------------------                     --------------------------


The effective date of this Addendum is August 31, 1992.

                            LICENSE AGREEMENT BETWEEN

                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.

ADDENDUM II

1.0 NON-REFUNDABLE SUBLICENSE FEES

1.1 VAR agrees to commit to pay Sublicense fees of $25,000, which is based on VAR's estimates of its shipment of TOPIC/TOPIC Real-Time API Run-Time Licenses during the current fiscal quarter, ended December 31, 1992. Such payment is non-cancelable and non-refundable; however, all sublicenses granted by VAR shall be credited against this payment until it is depleted.

1.2 In consideration of this commitment, Sublicense fees accrued toward this payment shall be 22.5% of the standard TOPIC/TOPIC Real-Time API Run-Time License Fees. Once accrued Sublicense fees exceed $25,000, the sublicense fee rate will be as set forth in Exhibit C of the Agreement.

1.3 Payment Terms

    $25,000 due 1/31/93.

2.0 All other terms and conditions of the Agreement remain unchanged.

Executed by the VAR:                        Executed by Verity, Inc.


/s/ Hugh Shytle
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:  Hugh Shytle                          Name:
      ----------------------                      -------------------------
Title: Vice President                       Title:
      ----------------------                      -------------------------




The effective date of this Addendum is November 30, 1992.

                            LICENSE AGREEMENT BETWEEN

                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.

ADDENDUM III

1.0 NON-REFUNDABLE SUBLICENSE FEES

1.1 VAR agrees to commit to pay Sublicense fees of $45,000, which is based on VAR's estimates of its shipment of TOPIC/TOPIC Real-Time API Run-Time Licenses during the current fiscal quarter, ended March 31, 1993. Such payment is non-cancelable and non-refundable; however, all sublicenses granted by VAR shall be credited against this payment until it is depleted.

1.2 In consideration of this commitment, Sublicense fees accrued toward this payment shall be 22.5% of the standard TOPIC/TOPIC Real-Time API Run-Time License Fees. Once accrued Sublicense fees exceed $45,000, the Sublicense fee rate will be as set forth in Exhibit C of the Agreement.

1.3 Payment Terms

    $45,000 due 4/30/93.

2.0 All other terms and conditions of the Agreement remain unchanged.

Executed by the VAR:                        Executed by Verity, Inc.

/s/ George E. Engdahl
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:  George E. Engdahl                    Name:
      ----------------------                      -------------------------
Title: Treasurer/CFO                        Title:
      ----------------------                      -------------------------



The effective date of this Addendum is February 26, 1993.

                            LICENSE AGREEMENT BETWEEN

                    MICROTRAC SYSTEMS, INC. AND VERITY, INC.

                                   ADDENDUM IV

I. CORPORATE APPLICATION SUBLICENSE FEE RATE (U.S.):

10% OF TOTAL LICENSE FEES PAID BY MICROTRAC CUSTOMER TO MICROTRAC FOR APPLICATIONS WHICH INCORPORATE THE VERITY API OR PRODUCTS REQUIRED TO SUPPORT SUCH APPLICATIONS.

TERMS

1.  MINIMUM FEE PER CUSTOMER IS $20,000
2.  MICROTRAC API APPLICATION ONLY
3.  ONE DATABASE BUILDER LOCATION
4. ADDITIONAL DATABASE BUILDER SUBLICENSE FEES SUBJECT TO STANDARD RATES PER CONTRACT

II. CORPORATE APPLICATION SUBLICENSE FEE RATE WITH MULTIPLE DATABASE BUILDERS (U.S.):

20% OF TOTAL LICENSE FEES PAID BY MICROTRAC CUSTOMER TO MICROTRAC FOR APPLICATIONS WHICH INCORPORATE THE VERITY API OR PRODUCTS REQUIRED TO SUPPORT SUCH APPLICATIONS.

TERMS

1.  MINIMUM FEE PER CUSTOMER IS $40,000
2.  MICROTRAC API APPLICATION ONLY

Executed by the VAR:                        Executed by Verity, Inc.

/s/ George E. Engdahl
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:  George E. Engdahl                    Name:
      ----------------------                      -------------------------
Title: Treasurer/CFO                        Title:
      ----------------------                      -------------------------


The effective date of this Addendum is April 2, 1993.

                            LICENSE AGREEMENT BETWEEN

                     MICROTRAC SYSTEM, INC. AND VERITY, INC.

ADDENDUM V

1.0 NON-REFUNDABLE SUBLICENSE FEES

1.1 VAR agrees to commit to pay Sublicense fees of $40,000, which is based on VAR's estimates of its shipment of TOPIC API Run-Time Licenses during the current fiscal quarter, ended June 30, 1993. Such payment is non-cancelable and non-refundable; however, all sublicenses granted by VAR shall be credited against this payment until it is depleted.

1.2 In consideration of this commitment, Sublicense fees accrued toward this payment shall be 22.5% of the standard TOPIC/TOPIC Real-Time API Run-Time License Fees. Once accrued Sublicense fees exceed $40,000, the Sublicense fee rate will be as set forth in Exhibit C of the Agreement.

1.3 Payment Terms:

    $40,000 due 7/30/93.

2.0 All other terms and conditions of the Agreement remain unchanged.

Executed by the VAR:                        Executed by Verity, Inc.

/s/ George E. Engdahl                       /s/  Valerie Rosenfeld
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:  George E. Engdahl                    Name:  Valerie Rosenfeld
      ----------------------                      -------------------------
Title: Treasurer and CFO                    Title: Director Contract Admin.
      ----------------------                      -------------------------


The effective date of this Addendum is May 14, 1993.

                                    AMENDMENT

         The VAR agreement between MicroTrac Systems, Inc. of Dedham, MA and Verity, Inc. of Mountain View, CA dated November 27, 1991 ("Master Agreement") is hereby amended to include the following special provisions in connection with an arrangement whereby MicroTrac Systems, Inc. will distribute Resume Reader Software through PeopleSoft, Inc.:

1. The term of this amendment is five years from the date of the contract between MicroTrac, Inc. And PeopleSoft, Inc. In the event the Master Agreement is terminated, all terms and conditions of the Master Agreement shall survive for purposes of this amendment until the end of such five year period.

2. In consideration of this commitment, the sublicense fees payable to Verity, Inc. will be 10% of the amounts payable by PeopleSoft, Inc. to MicroTrac Systems, Inc. for Resume Reader Software under its contract with PeopleSoft, Inc., which is attached as Exhibit A to this amendment.

3.       All other terms and conditions of the Master Agreement are unchanged.

Executed by MicroTrac Systems, Inc.         Executed by Verity, Inc.

/s/ George Engdahl                          /s/  Valerie Rosenfeld
- ----------------------------                -------------------------------
(Authorized Signature)                      (Authorized Signature)

Name:  George Engdahl                       Name:  Valerie Rosenfeld
      ----------------------                      -------------------------
Title: CFO                                  Title: Director Contract Admin.
      ----------------------                      -------------------------

The effective date of this Amendment is May 13, 1993.

                         AMENDMENT #2 TO VAR AGREEMENT
   BETWEEN VERITY, INC. AND RESTRAC, INC. (FORMERLY MICROTRAC SYSTEMS, INC.)
                            DATED NOVEMBER 27, 1991

This is an AMENDMENT #2 to the VAR Agreement between Verity, Inc. and Restrac, Inc. (formerly MicroTrac Systems, Inc.), dated November 27, 1991, as modified and amended by written agreement of the parties (hereinafter referred to as the "VAR Agreement").

WHEREAS, the pricing and related products subject to the VAR Agreement have changed; and

WHEREAS, the parties had previously agreed to redefine the products covered by the VAR Agreement and the related pricing effective April 1, 1994, and

WHEREAS, the parties wish to extend the term of the VAR Agreement;

The parties hereby agree as follows:

1. The VAR Agreement is hereby modified by replacing Exhibit A, Hardware Addendum, Exhibit B, Product Addendum, Exhibit C, Pricing Addendum, (collectively, the "Old Exhibits") with the revised Exhibits A-C attached to this Amendment (the "New Exhibits"). All terms of the New Exhibits shall be deemed effective for any Sublicenses granted on or after April 1, 1994. All Sublicenses granted prior to April 1, 1994 shall be considered granted under the terms of the Old Exhibits.

2. The Term of the VAR Agreement is hereby extended until November 27, 1996.

3. Except as specifically modified by this AMENDMENT #2, all other terms of the Agreement remain in full force and effect. In the event of a conflict between the terms of the Agreement and the terms of this AMENDMENT #2, the terms of this AMENDMENT #2 shall control.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT #2 under seal as of August 11, 1995.

VERITY, INC.                                RESTRAC, INC.

By: /s/ Philippe Covatot                    By: /s/ Lars Perkins
   ---------------------                        -----------------------

Name:   Philippe Covatot                    Name:   Lars Perkins
   ---------------------                        -----------------------

Title:  Chairman & CEO                      Title:  President
   ---------------------                        -----------------------

Date:   9/19/95                             Date:   9/19/95
   ---------------------                        -----------------------

                                 VAR AGREEMENT
                                   EXHIBIT A
                               HARDWARE ADDENDUM
                            Effective April 1, 1994

1.0 HARDWARE ENVIRONMENTS

1.1 DEVELOPMENT LICENSE

The Development License permits use of the Products on all Hardware/Operating system software environments for which the Products are available from time to time.

1.2 LICENSE TO SUBLICENSE

The License to Sublicense permits VAR to grant Sublicenses to use the Applications Packages in all Hardware/Operating system software environments for which the Products are available from time to time.

2.0 RESTRAC DEVELOPMENT SITES

Restrac shall perform all Application Package Development and technical support at the following site(s). These sites may be changed or supplemented from time to time with Verity's written consent, which shall not be unreasonably withheld:

A. 3 Allied Drive, Suite 311, Dedham, MA 02026

                                  VAR AGREEMENT
                                    EXHIBIT B
                                PRODUCT ADDENDUM
                             Effective April 1, 1994

1.0 PRODUCTS LICENSED FOR DEVELOPMENT PURPOSES

VAR is licensed to use the following products for development purposes as specified in Section 2.1.1 of the Agreement:

1.1      Topic API V4, including:
         -        Topic API:
                         Database Builder API Standard Retrieval API, Advanced Retrieval API, Topic Real Time API
         -        Topic API demonstration drivers, source and object code
         -        Topic command line interfaces for building and maintaining databases
         -        Topic Partition Server

         -        Topic standard I/O filters, object code only, for word
                         processing and desktop publishing packages
         -        Topic standard End User software described as Database
                         Builder, Batch Profiler, Database Access, Retrieval Client, Partition Server, SQL Bridge and SQL Gateway.

1.2      Topic Developer Kit (TDK) Vx, including:

         -        Basic retrieval and relevancy ranking: Boolean, accrue,
                         wildcard, proximity
         -        Infosoft thesaurus included for English - non extensible
         -        Desktop and filesharing database access
         -        Mastersoft filters/viewers
         -        TES - Topic Enterprise Server
         -        TA - Topic Agents
         -        TDE - Topic Data Entry

2.       PRODUCTS SUBJECT TO SUBLICENSING

The license to sublicense under Section 2.2 of the VAR Agreement permits VAR to grant Sublicenses to solely use the Topic API V4 or TDK Vx Run Time Software and associated documentation, including the capabilities described in Sections 1.1 and 1.2 above, for use with the Application Package described in Section 3 below. In no event shall VAR have any right to Sublicense any TDK software other than the Run Time Software.

Restrac may migrate Sublicensees from Run Time Topic API V4 Sublicenses to Run Time TDK Vx Sublicenses for use with the Application Package at no additional charge.

3.       RESTRAC PRODUCTS SUBJECT TO THIS AGREEMENT
         THE APPLICATION PACKAGE

Restrac Finder - A Restrac product used to read scanned resumes and create a computerized pool of job applicants/internal candidates, which can then be searched with user defined criteria and the resulting candidate resumes can be matched against open positions, faxed to hiring managers, printed, or viewed on screen. Restrac Finder (formerly known as Resume Reader) is one component of the Restrac Enterprise family of products.

Restrac agrees that the Application Package shall not provide direct or exposed access to the development capabilities of TDK Vx, or any of its successors, unless specifically provided herein. The Application Package shall access, modify and/or manipulate only those Collections which the Application Package creates, unless specifically provided herein. For purposes of this section, "Collection" shall mean the data structures created by the Products and required for the Run Time Software to operate. Any enhanced search capability will not be sold or used standalone or as a general purpose document searching feature and will be sold only as an embedded feature of the fully featured Application Package.

Restrac recently changed its pricing model to allow clients to purchase Restrac Enterprise solutions in a "bundled" package, which includes Restrac Finder and other Restrac software products. For purposes of calculating royalties which are based on a percentage of the license fees received by Restrac (e.g. distribution or enterprise/corporate/unlimited use licenses) for bundled solutions, the license fee charged for the Application Package (Restrac Finder) shall be calculated as a percentage of the bundled license fee, where such percentage shall equal to the ratio of the suggested retail price of the Application Package to the aggregate suggested retail prices of each product included in the bundled package. In no event shall such percentage be less than thirty percent (30%). Restrac shall provide Verity with prompt written notice of any change in such percentage. In addition to the audit rights set forth in Section 4.2 of the VAR Agreement, Verity shall have the right to audit whether such percentage calculated is accurate and correct.

                                  VAR AGREEMENT
                                    EXHIBIT C
                                PRICING ADDENDUM
                             Effective April 1, 1994

1.0 DEVELOPMENT LICENSES

         - Topic Development Licenses for Topic API V4 and Topic TDK Vx
                 - paid in full.

2.0 SUBLICENSE FEES

2.1 Base Pricing for sublicenses for Topic API V4 or TDK Run Time Software and associated documentation, including the capabilities described in Section 1.1 and 1.2 of Exhibit B, Product Addendum.

         - Database Builder Run Time License Fee (includes server software) (API V4 or TDK Vx, regardless of platform) - [***]

         - Client Run Time License Fee
                  (API V4 or TDK Vx, regardless of platform) - [***]

2.2 Enterprise or Corporate Licenses for Topic API V4 or TDK Run Time Software and associated documentation, including the capabilities described in Section
1.1 and 1.2 of Exhibit B, Product Addendum except for those capabilities provided by third party suppliers are available at the following royalty fees:

For an Enterprise or Corporate license providing

         - usage that number of client Application Package licenses required by and used internally by the Enterprise; and

         - one Database Builder Run Time license

VAR shall pay to Verity the greater of [**] or [**] of the license fees paid to VAR for such Enterprise or Corporate license. Additional Database Builder runtime licenses may be purchased at the standard rates set forth in 2.1 above.

For an Enterprise or Corporate license providing

         - usage that number of client Application Package licenses required by and used internally by the Enterprise, and

         - as many Database Builder Run Time licenses as are required to support such client Application Packages within the Enterprise

VAR shall pay to Verity the greater of [**] or [**] of the license fees paid to VAR for such Enterprise or Corporate license.

Restrac recently changed its pricing model to allow clients to purchase Restrac Enterprise solutions in a "bundled" package, which includes Restrac Finder and other Restrac software products. For purposes of calculating royalties which are based on a percentage of the license fees received by Restrac (e.g. distribution or enterprise/corporate/unlimited use licenses) for bundled solutions, the license fee


[*] Confidential treatment requested
charged for the Application Package (Restrac Finder) shall be calculated as a percentage of the bundled license fee, where such percentage shall equal to the ratio of the suggested retail price of the Application Package to the aggregate suggested retail prices of each product included in the bundled package. In no event shall such percentage be less than thirty percent (30%). Restrac shall provide Verity with prompt written notice of any change in such percentage. In addition to the audit rights set forth in Section 4.2 of the VAR Agreement, Verity shall have the right to audit whether such percentage calculated is accurate and correct.

2.3 Incentive Pricing

Provided that VAR has met the following cumulative payment thresholds, all royalty payments will be reduced by an additional 10%:


Year Ended                          Minimum Total Payments
                                    Since July 1 of prior year

June 30, 1994                       $150,000
June 30, 1995                        175,000
June 30, 1996                        200,000


3.0 INTERNAL USE AND EVALUATION FEES

3.1 Internal Use Licenses - 50% of retail

3.2 Evaluation Fees - VAR may grant evaluation licenses, provided that VAR will pay Verity 30% of the evaluation license fees it charges prospective Customers for use of the Application Package. In the event such prospective Customer purchases an Application Package license as a result of such evaluation, payment will be credited against sublicense fees payable with respect to such prospective Customer, otherwise such evaluation fees are non refundable.

4.0 SOFTWARE MAINTENANCE

4.1 Development Licenses (API V4 & TDK Vx)
         Nov 1994-Nov 1995 - $6,000

         Nov 1995-Nov 1996 - $1,485.00 per year (one platform), plus
                             $885.00 per year per additional platform.

4.2 Maintenance for Sublicenses

         Sublicenses granted prior to April 1, 1995 - 7.5% of sublicense fees paid to Verity for clients subscribing to maintenance with VAR.

         Sublicenses granted on or after April 1, 1995 - 10% of sublicense fees paid to Verity for clients subscribing to maintenance with VAR.

4.3 Dedicated End User and Internal Use Licenses - 18% of VAR license fee.